FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PGGIX	PGLBX	Pending	PGGMX	PGBRX	Pending

Putnam Global Income Trust

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)
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2/28/10, as revised 4/30/10

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the fund's annual report or a prospectus dated 2/28/10, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.

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Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.

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I-1	SAI_34 2010/04

Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
CHARGES AND EXPENSES	I-6
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PORTFOLIO MANAGERS	I-16
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	I-18
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PART II

HOW TO BUY SHARES	II-1
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DISTRIBUTION PLANS	II-11
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-19
TAXES	II-52
MANAGEMENT	II-62
DETERMINATION OF NET ASSET VALUE	II-82
INVESTOR SERVICES	II-83
SIGNATURE GUARANTEES	II-87
REDEMPTIONS	II-87
SHAREHOLDER LIABILITY	II-88
DISCLOSURE OF PORTFOLIO INFORMATION	II-88
PROXY VOTING GUIDELINES AND PROCEDURES	II-89
SECURITIES RATINGS	II-90
CLAIMS - PAYING ABILITY RATINGS	II-93
APPENDIX A: PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-97
APPENDIX B: FINANCIAL STATEMENTS	II-113
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I-2	SAI_34 2010/04

SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam Global Income Trust is a Massachusetts business trust organized on June 30, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The fund is an open-end non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

I-3	SAI_34 2010/04

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(4) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

(8) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities. (Securities denominated in gold or whose value is determined by the value of gold are not considered to be commodity contracts.)

(9) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

I-4	SAI_34 2010/04

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

In connection with the offering of its shares in Japan, the fund has undertaken to the Japanese Securities Dealers Association that the fund will not: (1) invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by Putnam Investment Management, LLC, the fund's investment manager (Putnam Management), to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable); (2) borrow money in excess of 10% of the value of its total assets; (3) make short sales of securities in excess of the fund's net asset value; and (4) together with other mutual funds managed by Putnam Management, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also, in connection with the fund's offering of its shares in Japan, the fund has adopted the following non-fundamental investment restriction:

The fund will not invest in equity securities or warrants except that the fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the fund's status as a “bond investment trust” under the Income Tax Law of Japan. There can be no assurance that the fund will be able to invest in such preferred securities.

I-5	SAI_34 2010/04

Notwithstanding the foregoing restriction, the fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities. See “Miscellaneous Investments, Investment Practices and Risks--Mortgage-backed and Asset-backed Securities” and “Hybrid Instruments” in Part II of this SAI.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

CHARGES AND EXPENSES

Management fees

Under a new management contract approved by shareholders and effective January 1, 2010, the fund pays a monthly fee to Putnam Management at an annual rate (as a percentage of the fund’s average net assets for the month) that varies based on the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding the net assets of such funds investing in, or invested in by, other such funds, such as Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund, to the extent necessary to avoid "double-counting" of such net assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

0.700% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.650% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.550% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.500% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.470% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;

0.465% of any excess thereafter.

I-6	SAI_34 2010/04

Under the fund’s prior management contract dated August 3, 2007, the fund paid a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of:

0.70% of the first $500 million of average net assets;

0.60% of the next $500 million of average net assets;

0.55% of the next $500 million of average net assets;

0.50% of the next $5 billion of average net assets;

0.475% of the next $5 billion of average net assets;

0.455% of the next $5 billion of average net assets;

0.44% of the next $5 billion of average net assets; and

0.43% of any excess thereafter.

For the past three fiscal years, pursuant to the management contract, the fund incurred the following fees:

			Amount
		Amount of	management fee
	Management	management	would have been
Fiscal year	fee paid	fee waived	without waivers
2009	$464,391	$394,878	$859,269
2008	$552,318	$488,856	$1,041,174
2007	$457,829	$420,040	$877,869

The amount of management fee waived for the most recent fiscal year resulted from arrangements set forth in “General expense limitation,” and “Lipper category expense limitation,” under “Management – The Management Contract” in Part II of this SAI and in “Fund-specific expense limitation” below.

Fund-specific expense limitation. Effective August 1, 2009 through July 31, 2010, Putnam Management and the Board of Trustees of the fund agreed to replace the Lipper category expense limitation applicable to all funds and the custom Lipper expense limitation applicable to certain funds with a new expense limitation arrangement under which Putnam Management will waive management fees of the fund to the extent that the management fee would otherwise exceed 0.562% of the fund’s average net assets. Please see “Management – The Management Contract” in Part II of this SAI for a description of other expense limitations that may apply to the fund.

I-7	SAI_34 2010/04

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

Brokerage
Fiscal year	commissions
2009	$33,418
2008	$48,072
2007	$23,819

At the end of fiscal 2009, the fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

Broker-dealers or affiliates	Value of securities held
Bank of America Corp.	$203,275
Citigroup, Inc.	$863,754
Goldman Sachs Group, Inc. (The)	$95,950
JPMorgan Chase & Co.	$121,016
Merrill Lynch & Co., Inc.	$124,450
Morgan Stanley	$103,340

Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2009, including compensation of certain fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:

Portion of total
reimbursement for
Total	compensation and
reimbursement	contributions
$16,397	$14,007

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2009.

I-8	SAI_34 2010/04

Aggregate dollar range of shares
Name of Trustee	Dollar range of Putnam Global	held in all of the Putnam funds
	Income Trust shares owned	overseen by Trustee
Ravi Akhoury	$1-$10,000	over $100,000
Jameson A. Baxter	$10,001-$50,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
Myra R. Drucker	$1-$10,000	over $100,000
John A. Hill	$1-$10,000	over $100,000
Paul L. Joskow	$1-$10,000	over $100,000
Elizabeth T. Kennan	$1-$10,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	$50,001-$100,000	over $100,000
*W Thomas Stephens	$1-$10,000	over $100,000
Richard B. Worley	$1-$10,000	over $100,000
**Robert L. Reynolds	$1-$10,000	over $100,000

* Mr. Stephens, who retired from the Board of Trustees on March 31, 2008, was re-elected to the Board of Trustees on May 14, 2009.

** Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an “interested person.”

Each independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustees meeting attended and for certain related services. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.

I-9	SAI_34 2010/04

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund's most recently completed fiscal year, are shown in the table below.

Audit and Compliance Committee	11
Board Policy and Nominating Committee	10
Brokerage Committee	7
Communications, Service and Marketing Committee	5
Contract Committee	16
Distributions Committee	11
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	10
Investment Oversight Committee B	10
Investment Oversight Committee C	10
Investment Oversight Committee D	10
Investment Oversight Committee E*	5
Investment Oversight Coordinating Committee	11
Pricing Committee	10
*This committee was formed in May, 2009.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2009, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2009:

I-10	SAI_34 2010/04

COMPENSATION TABLE

		Pension or
		retirement	Estimated
		benefits	annual	Total
	Aggregate	accrued as	benefits from	compensation
	compensation	part of	all Putnam	from all
	from the	fund	funds upon	Putnam
Trustees/Year	fund	expenses	retirement(1)	funds(2)
Ravi Akhoury/2009(5)	$1,039	N/A	N/A	$259,167
Jameson A. Baxter/1994(3)	$1,455	$219	$110,500	$295,000
Charles B. Curtis/2001	$1,384	$161	$113,900	$285,000
Robert J. Darretta/2007	$1,423	N/A	N/A	$290,000
Myra R. Drucker/2004(3)	$1,455	N/A	N/A	$295,000
Charles E. Haldeman/2004(7)	N/A	N/A	N/A	N/A
John A. Hill/1985(3)(4)	$1,664	$364	$161,700	$374,376
Paul L. Joskow/1997(3)	$1,419	$143	$113,400	$295,000
Elizabeth T. Kennan/1992(3)	$1,455	$304	$108,000	$295,000
Kenneth R. Leibler/2006	$1,455	N/A	N/A	$295,000
Robert E. Patterson/1984	$1,455	$200	$106,500	$295,000
George Putnam, III/1984	$1,455	$172	$130,300	$295,000
Robert L. Reynolds/2008	N/A	N/A	N/A	N/A
W. Thomas Stephens/1997(6)	$327	$273	$107,100	$139,167
Richard B. Worley/2004	$1,455	N/A	N/A	$285,000

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2009, there were 104 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of October 31, 2009, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Ms. Baxter - $5,009; Ms. Drucker - $1,362; Mr. Hill - $17,687; Dr. Joskow - $4,441; and Dr. Kennan - $577.

(4) Includes additional compensation to Mr. Hill for service as Chairman of the Trustees of the Funds.

(5) Mr. Akhoury was elected to the Board of Trustees of the Putnam funds on February 12, 2009.

I-11	SAI_34 2010/04

(6) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, was re-elected to the Board of Trustees on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his re-election to the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Haldeman retired from the Board of Trustees of the Putnam funds on June 30, 2009.

Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership

At January 31, 2009, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y shares, of which they owned 5.90%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

I-12	SAI_34 2010/04

Class	Shareholder name and address	Percentage
		owned

B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	5.39%
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	6.14%
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	MITSUBISHI UFJ SECURITIES CO LTD
M	INVESTMENT TRUST DIVISION	88.47%
	MARUNOUCHI BUILDING 2-4-1
	MARUNOUCHI CHIYODA-KU
	TOKYO 100-6317 JAPAN

	FRONTIER TRUST COMPANY	20.33%
R	PMC ASSOCIATES 401K PLAN 207567
	PO BOX 10758
	FARGO ND 58106-0758

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	11.75%
R	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	MG TRUST COMPANY CUST.	5.56%
R	FBO SELBY ACQUISITIONS, INC. DBA D&D IN
	700 17TH ST STE 300
	DENVER CO 80202-3531

	MG TRUST COMPANY CUST	5.49%
R	FBO FMS NETWORK INC
	700 17TH ST STE 300
	DENVER CO 80202-3531

	ROD CRAWFORD
	FBO CRAWFORD FINANCIAL CONSULTING 401K	5.21%
R	PROFIT SHARING PLAN & TRUST
	535 GRISWOLD ST STE 1500
	DETROIT MI 48226-3668

Y*	PUTNAM INVESTMENTS PROFIT SHARING PLAN	32.77%

	FIFTH THIRD BANK
	FBO NLVT-CHARIOT ABS RTRN CURR POR
Y	A/C # 01-3-4471777	22.10%
	PO BOX 3385
	CINCINNATI OH 45263-0001

Y**	THE IDAHO POWER COMPANY EMPLOYEE SAVINGS PLAN	18.51%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
Y	4800 DEER LAKE DR E FL 3	10.89%
	JACKSONVILLE FL 32246-6484

Y*	PUTNAM INVESTMENTS	8.61%

I-13	SAI_34 2010/04

* The address for the name listed is: c/o Orchard Trust Company, LLC, as trustee or agent, 8515 E. Orchard Road, Greenwood Village, CO 80111.

** The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

Distribution fees

During fiscal 2009, the fund paid the following 12b-1 fees to Putnam Retail Management:

Class A	Class B	Class C	Class M	Class R
$222,280	$78,355	$34,364	$86,637	$2,579

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

		Sales
		charges
		retained by
		Putnam
		Retail	Contingent
	Total front-	Management	deferred
	end sales	after dealer	sales
Fiscal year	charges	concessions	charges
2009	$91,404	$14,639	$8
2008	$123,786	$20,362	$10,012
2007	$70,776	$6,427	$168

I-14	SAI_34 2010/04

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Contingent
deferred
sales
Fiscal year	charges
2009	$6,733
2008	$14,484
2007	$15,745

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Contingent
deferred
sales
Fiscal year	charges
2009	$367
2008	$3,500
2007	$781

I-15	SAI_34 2010/04

Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

		Sales
		charges
		retained by
		Putnam
		Retail
	Total front-	Management
	end sales	after dealer
Fiscal year	charges	concessions	Contingent deferred sales charges
2009	$56,962	$4,220	$0
2008	$105,826	$8,461	$0
2007	$3,729	$303	$0

Investor servicing fees

During the 2009 fiscal year, the fund incurred $250,421 in fees for investor servicing provided by Putnam Investor Services, Inc. and, prior to January 1, 2009, Putnam Fiduciary Trust Company.

PORTFOLIO MANAGERS

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio managers managed as of the fund's most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

I-16	SAI_34 2010/04

					Other accounts
					(including separate
					accounts, managed
					account programs and
	Other SEC-registered		Other accounts that		single-sponsor defined
Portfolio	open-end and closed-		pool assets from more		contribution plan
Managers	end funds		than one client		offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

D. William Kohli	7*	$5,011,400,000	8	$1,848,000,000	8	$2,678,100,000

Michael Atkin	5	$4,638,100,000	4	$1,089,600,000	4	$1,325,400,000

Rob A. Bloemker	19**	$10,236,200,000	26	$11,538,500,000	21**	$7,359,200,000

Michael V. Salm	13*	$5,348,800,000	9	$5,116,700,000	13	$3,520,600,000

Raman Srivastava	14**	$4,399,700,000	24	$8,295,600,000	17	6,431,100,000

See "Management - Portfolio Transactions - Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual's management of more than one account.

Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is the Lipper Global Income Funds Category. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages. The period over which performance is measured is the lesser of three years or the length of time which the portfolio manager has managed the fund.

Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance, qualitative performance factors and other considerations in Putnam's discretion. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

I-17	SAI_34 2010/04

Ownership of securities

The dollar range of shares of the fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio Managers	Dollar range of shares owned
D. William Kohli	$100,001-$500,000
Michael Atkin	$100,001-$500,000
Rob A. Bloemker	$100,001-$500,000
Michael V. Salm	$100,001-$500,000
Raman Srivastava	$100,001-$500,000

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

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PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the fund's independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended October 31, 2009, filed electronically on December 30, 2009 (File No. 811-04524), are included in Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements incorporated by reference into the prospectus and included in Appendix B to this SAI have been so included and incorporated in reliance upon the report of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

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I-18	SAI_34 2010/04

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “Exchange”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are

April 30, 2010	II-1

reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Sales Charges and Other Share Class Features—Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A and class M shares. The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A and class M shares of the funds by style category. The variations in sales charges reflect the varying efforts required to sell shares to different categories of purchasers.

The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

April 30, 2010	II-2

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For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

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For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds, Global Sector Funds and RetirementReady® Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

For Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

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For Taxable and Tax-Free Income Funds only (except for Money Market Funds and Putnam Floating Rate Income Fund):

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

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For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 500,000	1.00%	1.00%	0.75%	0.75%
500,000 and above	NONE	NONE	N/A**	N/A**

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*The funds will not accept purchase orders for class M shares (other than by qualified employee-benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

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**The funds will not accept purchase orders for class M shares (other than by qualified employee-benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Purchases of $500,000 or more of class A shares. (For Taxable and Tax-Free Income Funds and Absolute Return Funds only) Purchases of class A shares of one or more Putnam funds of $500,000 or more are not subject to an initial sales charge, but shares purchased by investors other than qualified benefit plans are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. The conditions above will apply unless the dealer of record has, with Putnam Retail Management’s approval, (i) waived its commission or (ii) agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

April 30, 2010	II-4

Subject to the exceptions stated in the preceding paragraph, a deferred sales charge of 1.00% will apply to class A shares and class T shares of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund that are obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge (if such original purchase was made at net asset value because it was in an amount equal to $500,000 or more), if the shares are redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

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The CDSC assessed on redemptions of fewer than all of an investor's class A shares (or, for Putnam Money Market Fund, class T shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of $1,000,000 or more of class A shares. (For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds, Global Sector Funds and RetirementReady® Funds only) Purchases of class A shares of one or more Putnam funds of $1 million or more are not subject to an initial sales charge, but shares purchased by investors other than qualified benefit plans are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. The conditions above will apply unless the dealer of record has, with Putnam Retail Management’s approval, (i) waived its commission or (ii) agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

Subject to the exceptions stated in the preceding paragraph, a deferred sales charge of 1.00% will apply to class A shares and class T shares of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund that are obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge (if such original purchase was made at net asset value because it was in an amount equal to $1 million or more), if the shares are redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (or, for Putnam Money Market Fund, class T shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Contingent sales charges for class M shares (rollover IRAs). Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares. These purchases will not be subject to a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

April 30, 2010	II-5

Class M CDSC and dealer commission

All growth, blend, value, global sector and asset allocation
funds, Putnam Absolute Return 500 Fund and Putnam	0.65%
Absolute Return 700 Fund:

All income funds (except Putnam Floating Rate Income	0.40%
Fund and Putnam Money Market Fund):

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Putnam Absolute Return 100 Fund, Putnam Absolute	0.30%
Return 300 Fund and Putnam Floating Rate Income Fund
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Putnam Money Market Fund	0.15%

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund and as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales. Purchases of class C shares may be made without a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date; for Putnam Small Cap Growth Fund, on or around the end of the month five years after the purchase date; and for Mid Cap Value Fund, on or around the end of the month five and one half years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. The conversion period of the acquired fund will apply, unless the initial fund’s CDSC schedule is higher than that of the acquired fund. In that case, the conversion period and CDSC schedule of the initial fund will apply. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus does not assume conversion to class A shares.

April 30, 2010	II-6

Sales without sales charges, contingent deferred sales charges or short-term trading fees

The fund may sell shares without a sales charge or CDSC to the following categories of investors:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not applicable to tax-exempt funds);

(iii) clients of administrators or other service providers of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management (not applicable to tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

(vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts;

(viii) college savings plans that qualify for tax-exempt treatment under section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and

(ix) investors who invest liquidation proceeds from Putnam closed-end funds.

In the case of paragraph (i) above, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

In addition to the categories enumerated above, in connection with settlements reached between certain firms and the Financial Industry Regulating Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying an initial sales charge.

April 30, 2010	II-7

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Exceptions to application of short-term trading fee. In addition to the exceptions noted in the fund’s prospectus, the short-term trading fee will not apply to automatic rebalancing arrangements entered into by Putnam Retail Management and dealers and also will not be imposed in cases of shareholder death or post-purchase disability or other circumstances in which a CDSC would be waived as stated above under “Other exceptions to application of CDSC.” In addition, the short-term trading fee will not apply to shares sold or exchanged by a Putnam fund-of-funds or a Section 529 college savings plan.

Ways to Reduce Initial Sales Charges—Class A and M Shares

April 30, 2010	II-8

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time.

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds, unless acquired as described in (b) below); and

(b) any shares of money market funds acquired by exchange from other Putnam funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

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The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code;

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i)	individual accounts;
(ii)	joint accounts;

April 30, 2010	II-9

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a Simple IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employee benefit plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

April 30, 2010	II-10

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Benefit Plans

Purchases of $1 million or more of class A shares. On sales of class A shares at net asset value to a qualified benefit plan or a health reimbursement account, Putnam Retail Management pays commissions monthly to the dealer of record at the time of the sale on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

Purchases of class R shares. Putnam Retail Management may, at its discretion, pay commissions of up to 1.00% on sales of class R shares. For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employee benefit plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a

April 30, 2010	II-11

vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million, unless the dealer of record has waived the sales commission, or, in the case of dealers of record for a qualified benefit plan investing at least $1 million, where such dealer has agreed to a reduced sales commission.

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Income-Growth Trust
0.25% for shares purchased after 12/31/89	The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Global Health Care Fund
The Putnam Fund for Growth and Income
Putnam Investors Fund
Putnam Vista Fund
Putnam Voyager Fund

April 30, 2010	II-12

Rate*	Fund

0.20% for shares purchased on or before 3/31/90;	Putnam High Yield Trust
0.25% for shares purchased after 3/31/90	Putnam U.S. Government Income Trust

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.15% for shares purchased on or before 3/6/92;	Putnam Michigan Tax Exempt Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 3/5/93;	Putnam Arizona Tax Exempt Income Fund
0.20% for shares purchased after 3/5/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Money Market Fund
Putnam Tax Exempt Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

April 30, 2010	II-13

Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam Arizona Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.00%	Putnam Money Market Fund

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.

Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except the fund listed below

0.50%	Putnam Money Market Fund

April 30, 2010	II-14

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs, unless the dealer of record has waived the sales commission.

Rate	Fund

0.65%	All growth, blend, value, global sector and asset
allocation funds currently making payments under a
class M distribution plan, and Putnam Absolute
Return 500 Fund and Putnam Absolute Return 700
Fund.

0.40%	All income funds currently making payments under a
class M distribution plan (except for Putnam Floating
Rate Income Fund and Putnam Money Market Fund)

0.30%	Putnam Absolute Return 100 Fund, Putnam Absolute
Return 300 Fund and Putnam Floating Rate Income
Fund


0.15%	Putnam Money Market Fund

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund as well as all growth, blend, value, global sector and asset allocation funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund and Putnam Money Market Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record).

Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

April 30, 2010	II-15

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	Putnam Money Market Fund

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates will make payments to certain dealers for marketing support services, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer. These payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered.

Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Marketing support payments to any one dealer are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2009:

April 30, 2010	II-16

Advantage Capital Corporation	Morgan Stanley & Co. Incorporated

American General Securities Incorporated	Multi-Financial Securities Corporation

American Portfolios Financial Services, Inc.	Mutual Service Corporation

Ameriprise Financial Services, Inc.	National Planning Corporation

Associated Securities Corporation	New England Securities Corporation

AXA Advisors, LLC	NEXT Financial Group, Inc.

Banc of America Investment Services, Inc.	NFP Securities, Inc.

BancWest Investment Services, Inc.	Northwestern Mutual Investment Services, LLC

Cadaret, Grant & Co. Inc.	NRP Financial, Inc.

Cambridge Investment Research, Inc.	Oppenheimer & Co. Inc.

CCO Investment Services Corp.	People’s Securities

Chase Investment Services Corp.	PFS Investments, Inc.

Citigroup Global Markets, Inc	PNC Investments, LLC

Commonwealth Equity Services	Prime Vest Financial Services, Inc.

CUNA Brokerage Services, Inc.	Raymond James & Associates, Inc.

CUSO Financial Services, L.P.	Raymond James Financial Services, Inc.

Edward D. Jones & Co.	RBC Capital Markets Corporation

Financial Network Investment Corporation	Robert W. Baird & Co. Incorporated

FSC Securities Corporation	Royal Alliance Associates

Genworth Financial Securities Corp.	Sagepoint Financial, Inc.

HD Vest Investment Securities, Inc.	Securities America Financial Corporation, Inc.

ING Financial Partners	Signator Investors, Inc.

INVEST Financial Corporation	SII Investments

Investment Centers of America, Inc.	SunTrust Investment Services, Inc.

J.P. Morgan Securities Inc.	Tower Square Securities, Inc.

Janney Montgomery Scott LLC	U.S. Bancorp Investments, Inc.

Key Investment Services	UBS Financial Services Inc.

Lincoln Financial Advisors Corp.	UVEST Financial Services, Inc.

Lincoln Financial Securities Corporation	Walnut Street Securities, Inc.

Lincoln Investment Planning, Inc.	WaMu Investments, Inc.

LPL Financial Corporation	Waterstone Financial Group Inc.

MMC Securities Corp.	Wells Fargo Advisors, LLC

M&T Securities, Inc.	Wells Fargo Investments, LLC

Merrill Lynch, Pierce, Fenner & Smith, Inc.	Woodbury Financial Services, Inc.

MetLife Securities, Inc.

Additional dealers may receive marketing support payments in 2010 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2009 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates will also make payments to certain dealers that sell Putnam fund shares through retirement plans and other investment programs to compensate dealers for a variety of services they provide to such programs. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Payments by Putnam Retail Management and its affiliates for

April 30, 2010	II-17

program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates will make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2009:

ADP Broker-Dealer, Inc.	MidAtlantic Capital Corporation

Ascensus, Inc.	Milliman, Inc.

Benefit Plans Administrators	MSCS Financial Services, LLC

Charles Schwab & Co., Inc.	National Financial Services LLC

Charles Schwab Trust Company	Nationwide Investment Services Corporation

CompuSys/Erisa Group	Nationwide Life Insurance Company

Correll Co.	Newport Retirement Services, Inc.

CPI Qualified Plan Consultants, Inc.	NYLIFE Distributors LLC

DailyAccess Corporation	Paychex Securities Corporation

Dyatech, LLC	Pershing LLC

ExpertPlan, Inc.	Plan Administrators, Inc.

FASCore, LLC	The Princeton Retirement Group, Inc.

Fidelity Investments Institutional Operations Company, Inc.	Principal Life Insurance Co.

Genworth Life and Annuity Insurance Co.	Prudential Investment Management Services LLC

Great-West Life & Annuity Insurance Co.	Prudential Investments LLC

GWFS Equities, Inc.	Reliance Trust Company

Hartford Life Insurance Co.	Standard Retirement Services, Inc.

Hartford Securities Distribution Company, Inc.	SunTrust Bank

July Business Services	TD AMERITRADE Trust Company

Leggette & Company, Inc.	The Prudential Insurance Company of America

ML Life Insurance Company of New York	Union Bank of California, N.A.

Massachusetts Mutual Life Insurance Co.	VALIC Retirement Services Company

McLeod Administrative Services Inc.	Wachovia Bank, N.A.

Mercer HR Services LLC	Wells Fargo Bank, N.A.

Merrill Lynch Life Insurance Company	Wilmington Trust Company

Merrill Lynch, Pierce, Fenner & Smith, Inc.	Wilmington Trust Retirement & Institutional Services Co.

Additional dealers may receive program servicing payments in 2010 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2009 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enable Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

April 30, 2010	II-18

Certain dealers also receive payments from the funds’ transfer agent in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions both for affiliated and unaffiliated entities noted in the discussion under the heading “MANAGEMENT – Investor Servicing Agent,” to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. See the discussion under the heading “MANAGEMENT –Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

In addition to payments to dealers described above, Putnam Investor Services or Putnam Retail Management may, at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of the plan that would otherwise be payable by the plan. Putnam Investor Services also, at its expense, may make payments to financial intermediaries for introducing to Putnam Investor Services, and/or assisting Putnam Investor Services in the provision of services to, certain retirement plans administered by Putnam Investor Services. Such payments to any one financial intermediary are not expected to exceed an annual rate of 0.05% of a plan’s average net assets.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Management in this section include PIL and/or PAC, as appropriate.

Alternative Investment Strategies	Mortgage-backed and Asset-backed Securities

Bank Loans	Options on Securities

Borrowing	Preferred Stocks and Convertible Securities

Derivatives	Private Placements and Restricted Securities

Exchange-Traded Notes	Real Estate Investment Trusts (REITs)

Floating Rate and Variable Rate Demand Notes	Redeemable Securities

Foreign Currency Transactions	Repurchase Agreements

Foreign Investments and Related Risks	Securities Loans

Forward Commitments and Dollar Rolls	Securities of Other Investment Companies

Futures Contracts and Related Options	Short-term Trading

Hybrid Instruments	Special Purpose Acquisition Companies

Industry and Sector Groups	Structured investments

Inflation-Protected Securities	Swap Agreements

Initial Public Offerings (IPOs)	Tax-exempt Securities

Inverse Floaters	Warrants

Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

Money Market Instruments

Alternative Investment Strategies

April 30, 2010	II-19

Under normal market conditions, the fund seeks to remain fully invested and to minimize its cash holdings. However, at times, Putnam Management may judge that market conditions may make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan.

April 30, 2010	II-20

In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession

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of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the SEC or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “—Borrowing.”

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In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Exchange Traded Notes

The fund may invest in exchange traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a

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corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

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At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

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The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income

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has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

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Note on MSCI Indices. Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

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Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

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The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depository Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or

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loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

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Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

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Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no

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correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the

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terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Industry and Sector Groups

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Putnam Management uses a customized set of industry and sector groups for classifying securities ("Putnam Industry Codes"). The Putnam Industry Codes are based on an expanded Standard & Poor’s industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities. For presentation purposes, the fund may apply the Putnam Industry Codes differently in reporting industry groups in the fund’s shareholder reports or other communications.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Internal Revenue Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings

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The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities. The fund currently does not intend to invest more than 15% of its assets in inverse floating obligations.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect

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income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

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Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

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The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time. The fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

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The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

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The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

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A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

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The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

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Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Internal Revenue Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may require the fund to accrue and distribute income not yet received or may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller (or repurchase

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agreement counterparty) to repurchase, and the fund to resell, such security at a fixed time and price (representing the fund's cost plus interest (or, for repurchase agreements with respect to securities to be sold short, the cost of “borrowing” the security)). It is the fund's present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly

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in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

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Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because

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structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price. The fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on

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securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

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Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based

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on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The money market funds may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

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Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisers for the current law on tax-exempt bonds and securities.

Warrants

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The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is

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only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (generally defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources described in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

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If the fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Properly designated distributions of net capital gains are the excess of net gains from the sale of capital assets held by the fund for more than one year over net losses from the sale of capital assets held for not more than one year (“Capital Gain Dividends”). In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, the fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and capital gain of the fund as a distribution of investment company taxable income and net capital gain on the fund’s tax return. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a

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shareholder’s investment will not be reduced as a result of the distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable to shareholders even if they are paid from income or gains earned by the fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds. Capital Gain Dividends will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

If a fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds. In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to a fund's sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund's hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by the fund on the sale of an underlying fund's shares to be deferred (or, in some cases, permanently disallowed) if the fund and the underlying fund are part of the same "controlled group" (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, the fund and an underlying fund will be part of the same controlled group if the fund owns more than 50% of the total outstanding voting securities of the underlying fund.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. It is currently unclear whether Congress will extend this preferential treatment of qualified dividend income for tax years beginning on or after January 1, 2011. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in

April 30, 2010	II-55

substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. The fund generally expects to designate eligible dividends as qualified dividend income.

In general, distributions of investment income designated by a fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income.

If a fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as “qualified dividend income,” then the fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets— for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend these lower rates for tax years beginning on or after January 1, 2011.

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

April 30, 2010	II-56

A fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund’s fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund’s income that was tax-exempt during the period covered by the distribution.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year.

Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in tax exempt securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Municipal Fund will be taxable for purposes of the federal AMT.

Derivative transactions. If the fund engages in derivative transactions, including transactions in options, futures contracts, straddles, and other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Certain of the fund’s derivative activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Investments in REITs. If the fund invests in equity securities of real estate investment trusts ("REITs"), such investments in REIT equity securities may require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The fund's investment in REIT equity securities may at other times result in the fund's receipt of cash in excess of the REIT's earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for federal income tax purposes. Dividends received by a fund from a REIT generally will not constitute qualified dividend income.

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The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"), REITs that are themselves taxable mortgage pools ("TMPs") or REITs that invest in TMPs. Under a notice recently issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, a fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

Under legislation enacted in December 2006, a charitable remainder trust ("CRT"), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a

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shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. The fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having acquisition discount or original issue discount ("OID"). Generally, the fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or by liquidation of portfolio securities, if necessary. The fund may realize gains or losses from such liquidations. In the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize, when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign Taxes. If more than 50% of the fund’s assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain

April 30, 2010	II-59

limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Under current law, a fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, a fund may elect to pass through to its shareholders foreign income taxes it pays only in the case where it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

Passive Foreign Investment Companies. Investment by the fund in “passive foreign investment companies” (“PFICs”) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the sale of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated securities and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

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Depending on a fund’s percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the fund’s redemption of shares of such underlying fund may cause the fund to be treated as receiving a dividend treated as qualified dividend income, if applicable, or otherwise taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The back-up withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder realizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends or exempt-interest dividends) paid by the fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the fund beginning before January 1, 2010, the fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that did not provide a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income that were not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly designated by the fund (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition

April 30, 2010	II-61

of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the fund (a “short-term capital gain dividend”). The fund generally expects to make designations of interest-related and/or short-term capital gain dividends with respect to its eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Pending legislation proposes to extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011. As of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and , if enacted, what the terms of the extension will be.

The fact that a fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

April 30, 2010	II-62

MANAGEMENT

Trustees

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Ravi Akhoury (Born 1947),	Advisor to New York	Director of Jacob Ballas Capital India (a non-
Trustee since 2009	Life. Served as	banking finance company focused on private equity
	Chairman and CEO of	advisory services) and a member of its
	MacKay Shields (a	Compensation Committee. Mr. Akhoury is also a
	multi-product	Trustee of the Rubin Museum, serving on the
	investment management	Investment Committee, and of American India
	firm with AUM over $40	Foundation. Mr. Akhoury is a former Vice President
	billion) from 1992 to	and Investment Policy Committee member of
	2007.	Fischer, Francis, Trees and Watts (a fixed-income
portfolio management firm). He previously served
on the board of Bharti Telecom (an Indian telecom
company) and was a member of its Audit and
Compensation Committees. Mr. Akhoury served as
Chairman and CEO of Mackay Shields (a multi-
product investment firm) from 1992 to 2007. He also
served on the Board of Thompson Press (a
publishing company) and was a member of its Audit
Committee. Mr. Akhoury graduated from the Indian
Institute of Technology with a BS in Engineering
and obtained an MS in Quantitative Methods from
SUNY at Stony Brook.

Jameson A. Baxter (Born	President of Baxter	Director of ASHTA Chemicals Inc. and Chairman of
1943), Trustee since 1994 and	Associates, Inc., a	the Mutual Fund Directors Forum. Until 2007, Ms.
Vice Chairman since 2005	private investment firm.	Baxter was a Director of Banta Corporation (a
printing and supply chain management company),
Ryerson, Inc. (a metals service company) and
Advocate Health Care. She has also served as a
director on a number of other boards including
BoardSource (formerly the National Center for
Nonprofit Boards), Intermatic Corporation (a
manufacturer of energy control products) and MB
Financial. She is Chairman Emeritus of the Board
of Trustees, Mount Holyoke College.

April 30, 2010	II-63

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Charles B. Curtis (Born	President Emeritus,	Member of the Council on Foreign Relations and the
1940), Trustee since 2001	Nuclear Threat Initiative	National Petroleum Council. Mr. Curtis also serves
	(a private foundation	as a Director of Edison International and Southern
	dealing with national	California Edison. Until 2006, Mr. Curtis served as
	security issues) and	a member of the Trustee Advisory Council of the
	serves as Senior Advisor	Applied Physics Laboratory, Johns Hopkins
	to the United Nations	University. Mr. Curtis is an attorney with over 15
	Foundation and as	years in private practice and 19 years in various
	Senior Advisor to the	positions in public service, including service at the
	Center for Strategic and	Department of Treasury, the U.S. House of
	International Studies.	Representatives, the Securities and Exchange
	Previously, President	Commission, the Federal Energy Regulatory
	and Chief Operating	Commission and the Department of Energy.
Officer, Nuclear Threat
Initiative.

Robert J. Darretta (Born	Mr. Darretta serves as a	Until April, 2007, Mr. Darretta was Vice Chairman
1946), Trustee since 2007	director of the United	of the Board of Directors of Johnson & Johnson (a
	Health Group and as the	diversified health care conglomerate).
Health Care Industry
Advisor to Permira, a
global private equity
firm. Prior to 2007, Mr.
Darretta was the Chief
Financial Officer of
Johnson & Johnson.

Myra R. Drucker (Born	Ms. Drucker retired in	Ms. Drucker is an ex-officio member of the New
1948), Trustee since 2004	2009 as Chair of the	York Stock Exchange Pension Managers Advisory
	Board of Trustees of	Committee, having served as Chair for seven years.
	Commonfund (a not-for-	She serves as an advisor to RCM Capital
	profit firm managing	Management (an investment management firm) and
	assets for educational	to the Employee Benefits Investment Committee of
	endowments and	The Boeing Company (an aerospace firm). From
	foundations). She is Vice	November 2001 until August 2004, Ms. Drucker
	Chair of the Board of	was Managing Director and a member of the Board
	Trustees of Sarah	of Directors of General Motors Asset Management
	Lawrence College, and a	and Chief Investment Officer of General Motors
	member of the	Trust Bank. From December 1992 to November
	Investment Committee	2001, Ms. Drucker served as Chief Investment
	of the Kresge	Officer of Xerox Corporation (a document
	Foundation (a charitable	company). Prior to December 1992, Ms. Drucker
	trust). She is also a	was Staff Vice President and Director of Trust
	Director of Interactive	Investments for International Paper (a paper and
	Data Corporation (a	packaging company). Ms. Drucker received a B.A.
	provider of financial	degree from Sarah Lawrence College and pursued
	market data and	graduate studies in economics, statistics and
	analytics to financial	portfolio theory at Temple University.
institutions and
investors.

April 30, 2010	II-64

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

John A. Hill (Born 1942),	Vice Chairman, First	Director of Devon Energy Corporation and various
Trustee since 1985 and	Reserve Corporation (a	private companies controlled by First Reserve
Chairman since 2000	private equity buyout	Corporation. He is also Chairman of The Board of
	firm that specializes in	Trustees of Sarah Lawrence College and a member
	energy investments in	of the Advisory Board of the Millstein Center for
	the diversified world-	Corporate Governance and Performance at the Yale
	wide energy industry).	School of Management.

Paul L. Joskow (Born 1947),	President of the Alfred	Trustee of Yale University; a Director of
Trustee since 1997	P. Sloan Foundation (a	TransCanada Corporation (an energy company
	philanthropic institution	focused on natural gas transmission and power
	focused primarily on	services) and of Exelon Corporation (an energy
	research and education	company focused on power services); and a Member
	on issues related to	of the Board of Overseers of the Boston Symphony
	science, technology and	Orchestra. Prior to August 2007, he served as a
	economic performance).	Director of National Grid (a U.K.-based holding
	He is currently on leave	company with interests in electric and gas
	from his position as the	transmission and distribution and
	Elizabeth and James	telecommunications infrastructure). Prior to July,
	Killian Professor of	2006, he served as President of the Yale University
	Economics and	Council. Prior to February 2005, he served on the
	Management at the	board of the Whitehead Institute for Biomedical
	Massachusetts Institute	Research (a non-profit research institution). Prior to
	of Technology (“MIT”).	February 2002, he was a Director of State Farm
	Prior to 2007, he was the	Indemnity Company (an automobile insurance
	Director of the Center	company), and prior to March 2000, he was a
	for Energy and	Director of New England Electric System (a public
	Environmental Policy	utility holding company).
Research at MIT.

Elizabeth T. Kennan (Born	Partner in Cambus-	Lead Director of Northeast Utilities. She is a Trustee
1938), Trustee since 1992	Kenneth Farm	of the National Trust for Historic Preservation, of
	(thoroughbred horse and	Centre College. Until 2006, she was a Member of
	cattle breeding). She is	The Trustees of Reservations. Prior to June 2005,
	President Emeritus of	she was a Director of Talbots, Inc. (a distributor of
	Mount Holyoke College.	women’s apparel), and she has served as Director on
a number of other boards, including Bell Atlantic,
Chastain Real Estate, Shawmut Bank, Berkshire Life
Insurance and Kennedy Home Life Insurance. Dr.
Kennan has also served as President of Five
Colleges Incorporated and as a Trustee of University
of Notre Dame, and is active in various educational
and civic associations. Prior to 2001, Dr. Kennan
served on the oversight committee of the Folger
Shakespeare Library.

April 30, 2010	II-65

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Kenneth R. Leibler (Born	A founder and former	Prior to December 2006, Mr. Leibler served as a
1949), Trustee since 2006	Chairman of the Boston	Director of the Optimum Funds Group. Prior to
	Options Exchange, an	October, 2006 he served as a Director of ISO New
	electronic market place	England, the organization responsible for the
	for the trading of listed	operation of the electric generation system in the
	derivatives securities,	New England states. Prior to 2000, he was a Director
	and lead director of	of the Investment Company Institute in Washington,
	Ruder Finn Group, a	D.C. Prior to January, 2005 Mr. Leibler served as
	global communications	Chairman and Chief Executive Officer of the Boston
	and advertising firm. He	Stock Exchange. Prior to January 2000, he served as
	currently serves as Vice	President and Chief Executive Officer of Liberty
	Chairman of the Board	Financial Companies, a publicly traded diversified
	of Trustees of Beth	asset management organization. Prior to June 1990,
	Israel Deaconess	he served as President and Chief Operating Officer
	Hospital in Boston and	of the American Stock Exchange (AMEX). Prior to
	as a Director of	serving as AMEX President, he held the position of
	Northeast Utilities,	Chief Financial Officer, and headed its management
	which operates New	and marketing operations.
England’s largest energy
delivery system.

Robert E. Patterson (Born	Senior Partner of Cabot	Chairman Emeritus and Trustee of the Joslin
1945), Trustee since 1984	Properties, L.P. and	Diabetes Center. Prior to December 2001 and June
	Chairman of Cabot	2003, Mr. Patterson served as a Trustee of Cabot
	Properties, Inc. (a	Industrial Trust and the Sea Education Association,
	private equity firm	respectively.
investing in commercial
real estate). Prior to
December 2001, he was
President of Cabot
Industrial Trust (a
publicly traded real
estate investment trust).

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of St.
	Inc. (a publisher of	Mark’s School, A Trustee of Epiphany School and a
	financial advisory and	Trustee of the Marine Biological Laboratory. Until
	other research services)	2006, Mr. Putnam was a Trustee of Shore Country
	and President of New	Day School. Until 2002, he was a Trustee of the Sea
	Generation Advisors,	Education Association.
LLC (a registered
investment adviser to
private funds), which are
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.

April 30, 2010	II-66

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

W. Thomas Stephens (Born	Prior to 2009, Mr.	Director of TransCanadaPipelines Ltd (an energy
1942), Trustee since 2009	Stephens was Chairman	infrastructure company). From 1997 to 2008, Mr.
	and Chief Executive	Stephens served as a Trustee on the Board of the
	Officer of Boise	Putnam Funds, which he rejoined as a Trustee in
	Cascade, LLC (a paper,	2009. Until 2004, Mr. Stephens was a Director of
	forest product and	Xcel Energy Incorporated (a public utility
	timberland assets	company), Qwest Communications and Norske
	company).	Canada, Inc. (a paper manufacturer). Until 2003,
Mr. Stephens was a Director of Mail-Well, Inc. (a
diversified printing company). Prior to July 2001,
Mr. Stephens was Chairman of Mail-Well.

Richard B. Worley (Born	Managing Partner of	Serves as a Trustee of the University of
1945), Trustee since 2004	Permit Capital LLC (an	Pennsylvania Medical Center, the Robert Wood
	investment management	Johnson Foundation (a philanthropic organization
	firm). Prior to 2002, he	devoted to healthcare issues) and the National
	served as Chief Strategic	Constitution Center. Mr. Worley is also a Director
	Officer of Morgan	of the Colonial Williamsburg Foundation (a
	Stanley Investment	historical preservation organization) and serves as
	Management. He	Chairman of the Philadelphia Orchestra Association.
	previously served as	He serves on the investment committees of Mount
	President, Chief	Holyoke College and World Wildlife Fund (a
	Executive Officer and	wildlife conservation organization). Mr. Worley is
	Chief Investment Officer	also an Independent Director of Neuberger Berman,
	of Morgan Stanley Dean	an investment management firm.
Witter Investment
Management and as a
Managing Director of
Morgan Stanley (a
financial services firm).

Interested Trustees

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments.	Museum, Dana-Farber Cancer Institute, Lahey
	Member of Putnam	Clinic, and the Initiative for a Competitive Inner
	Investments’ Executive	City, in Boston. He is a member of the Chief
	Board of Directors.	Executives Club of Boston, the National
	Prior to joining Putnam	Innovation Initiative, and the Council on
	Investments in 2008, Mr.	Competitiveness, and he is a former President of the
	Reynolds was Vice	Commercial Club of Boston. Prior to 2008, he
	Chairman and Chief	served as a Director of FMR Corporation, Fidelity
	Operating Officer of	Investments Insurance Ltd., Fidelity Investments
	Fidelity Investments	Canada Ltd., and Fidelity Management Trust
	from 2000 to 2007.	Company and as a Trustee of the Fidelity Family of
Funds.


1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2009, there were 104 Putnam Funds.


2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death or removal.

April 30, 2010	II-67

*Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Trustee Qualifications

Each of the fund's Trustees was most recently elected by shareholders of the fund during 2009, although most of the Trustees have served on the board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. In recommending the election of the current board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. In the case of most members of the board, this included their previous service as a member of the Board of Trustees of the Putnam funds, which has demonstrated their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees:

Ravi Akhoury -- Mr. Akhoury's experience as chief investment officer and chief executive officer of a major investment management organization.

Jameson A. Baxter -- Ms. Baxter's experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as a founding board member of the Mutual Fund Directors Forum.

Charles B. Curtis -- Mr. Curtis' experience in public and regulatory policy matters relating to energy and finance acquired in the course of his service in various senior positions in government and on numerous boards of public and private organizations.

Robert J. Darretta -- Mr. Daretta's experience as the Chief Financial Officer and Vice Chairman of the Board of a major NYSE health products company.

Myra R. Drucker -- Ms. Drucker's experience as investment officer for major retirement plans, which included selection and oversight of unaffiliated investment managers and oversight of accounting and custody operations, and her prior service as a member of the NYSE Corporate Accountability and Listing Standards Committee.

John A. Hill -- Mr. Hill's experience as founder and chairman of a major open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the U.S.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Elizabeth T. Kennan -- Dr. Kennan's experience as a director of numerous public companies and her service for many years as President of Mount Holyoke College.

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as CEO of a major asset management organization, and his service as a director of various public and private companies.

April 30, 2010	II-68

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and chief executive officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Robert L. Reynolds -- Mr. Reynolds’ extensive experience as a senior executive of one of the largest mutual fund organizations in the U.S. and his current role as the Chief Executive Officer of Putnam Investments.

W. Thomas Stephens -- Mr. Stephens' extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.


Richard B. Worley -- Mr. Worley's experience as a president, chief investment officer and chief executive officer of a major investment management firm.


Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1] , Year of	Length of Service with	Principal Occupation(s) During Past 5 Years and
Birth, Position(s) Held with	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Fund		Distributor[3]

Jonathan S. Horwitz[4]	Since 2004	Senior Vice President and Treasurer, The Putnam
(Born 1955), Executive Vice		Funds.
President, Principal Executive
Officer, Treasurer and
Compliance Liaison

Charles E. Porter[4]	Since 1989	Executive Vice President, Associate Treasurer,
(Born 1938), Senior Advisor		Principal Executive Officer and Compliance
Liaison, The Putnam Funds.

Steven D. Krichmar	Since 2002	Senior Managing Director, Putnam Investments and
(Born 1958), Vice President		Putnam Management.
and Principal Financial Officer

Janet C. Smith	Since 2007	Managing Director, Putnam Investments and
(Born 1965), Vice President,		Putnam Management.
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor	Since 2002	Managing Director, Putnam Investments and
(Born 1958), Vice President		Putnam Management.

Robert R. Leveille	Since 2007	Managing Director, Putnam Investments, Putnam
(Born 1969), Vice President		Management and Putnam Retail Management.
and Chief Compliance Officer

Mark C. Trenchard	Since 2002	Managing Director, Putnam Investments.
(Born 1962), Vice President
and BSA Compliance Officer

April 30, 2010	II-69

Name, Address[1] , Year of	Length of Service with	Principal Occupation(s) During Past 5 Years and
Birth, Position(s) Held with	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Fund		Distributor[3]

Francis J. McNamara, III	Since 2004	Senior Managing Director, Putnam Investments and
(Born 1955), Vice President		Putnam Management.
and Chief Legal Officer

James P. Pappas	Since 2004	Managing Director, Putnam Investments and
(Born 1953), Vice President		Putnam Management.

Judith Cohen[4]	Since 1993	Vice President, Clerk and Assistant Treasurer, The
(Born 1945), Vice President,		Putnam Funds.
Clerk and Assistant Treasurer

Wanda M. McManus[4]	Since 1993	Vice President, Senior Associate Treasurer and
(Born 1947), Vice President,		Assistant Clerk, The Putnam Funds.
Senior Associate Treasurer and
Assistant Clerk

Nancy E. Florek[4]	Since 2000	Vice President, Assistant Clerk, Assistant Treasurer
(Born 1957), Vice President,		and Proxy Manager, The Putnam Funds.
Assistant Clerk, Assistant
Treasurer and Proxy Manager

Susan G. Malloy	Since 2007	Managing Director, Putnam Management.
(Born 1957),Vice President
and Assistant Treasurer

1The address of each Officer is One Post Office Square, Boston, MA 02109.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 13 of the 14 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session. Independent Trustees currently serve as chair and vice-chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Compliance Committee) are authorized to act for the Trustees as specified in their charters. The other

April 30, 2010	II-70

committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each Committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees regularly receive reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls such risks.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as such term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the New York Stock Exchange. The Board of Trustees has adopted a written charter for the Committee. The Committee currently consists of Messrs. Patterson (Chairperson), Darretta, Hill, Leibler, Stephens and Ms. Drucker.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Trustees who are not “interested persons” of the funds or Putnam Management and currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Patterson and Putnam.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Drs. Joskow (Chairperson) and Kennan, Ms. Baxter and Messrs. Akhoury, Curtis, Putnam and Worley.

April 30, 2010	II-71

Communications, Service and Marketing Committee. The Communications, Service and Marketing Committee reviews the quality of services provided to shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee also exercises general oversight of marketing and sales communications used by Putnam Retail Management, as well as other communications sent to fund shareholders. The Committee also reviews periodic summaries of any correspondence to the Trustees from shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Curtis, Patterson, Stephens and Drs. Joskow and Kennan.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Baxter (Chairperson), Drs. Joskow and Kennan and Messrs. Akhoury, Curtis, Putnam and Worley.

Distributions Committee. The Distributions Committee oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of such policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Darretta, Hill, Leibler, Patterson and Stephens.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Messrs. Darretta (Chairperson), Putnam and Ms. Baxter. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson) and Curtis. Investment Oversight Committee C currently consists of Messrs. Leibler (Chairperson), Hill and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Worley (Chairperson), Stephens and Dr. Joskow. Investment Oversight Committee E currently consists of Ms. Drucker (Chairperson) and Messrs. Patterson and Reynolds.

Investment Oversight Coordinating Committee. The Investment Oversight Coordinating Committee coordinates the work of the Investment Oversight Committees and works with representatives of Putnam Management to coordinate the Board's general oversight of the investment performance of the funds. From time to time, as determined by the Chairman of the Board, the Committee may also review particular matters

April 30, 2010	II-72

relating to fund investments and Putnam Management's investment process. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Akhoury, Darretta, Leibler and Worley.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Leibler (Chairperson), Darretta, Hill, Patterson, Stephens and Ms. Drucker.

Indemnification of Trustees

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments, of which a majority is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which the Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of

April 30, 2010	II-73

the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

Effective August 1, 2009 through July 31, 2010, Putnam Management and the Board of Trustees of the funds agreed to replace the Lipper category expense limitation and custom Lipper expense limitation applicable to certain funds with a new expense limitation arrangement, the details of which are discussed below under “General expense limitation” and “Investor Servicing Agent.”

General expense limitation. For all funds, effective August 1, 2009 through July 31, 2010, Putnam Management will reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable).

Lipper category expense limitation. Prior to August 1, 2009, Putnam Management waived fees (and, to the extent necessary, bore other expenses of the fund) to ensure that the fund paid total fund operating expenses at an annual rate that did not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund (expressed in each case as a percentage of average net assets).

Custom Lipper expense limitation. Prior to August 1, 2009, Putnam Management waived fees (and, to the extent necessary, bore other expenses) of certain funds to ensure that the fund paid total fund operating expenses at an annual rate that did not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

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The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Effective January 1, 2007, Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the

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fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

If so disclosed in the fund’s prospectus, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, PIL pursuant to a sub-advisory agreement among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGERS” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

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• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are

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reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “- Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGERS” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage

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and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, price, the size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

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Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA. 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics”). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 of the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent

Putnam Investor Services, Inc., located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services, subject to certain limitations, is based on a fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Effective August 1, 2009 through at least July 31, 2010, investor servicing fees for the fund will not exceed an annual rate of 0.375% of the fund’s average assets.

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Certain dealers also receive payments from Putnam Investor Services in recognition of services they provide to shareholders who invest in the fund or other Putnam funds through an omnibus account or to retirement plan participants who invest in the fund or other Putnam funds through their retirement plans. These services include sub-accounting and similar recordkeeping services. For purposes of this section the term “dealers” includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates. Payments by Putnam Investor Services to dealers for sub-accounting services provided to participants in retirement plans and to shareholders who invest in the funds through an omnibus account may be determined on the basis of (i) the number of retirement plan participants that invest in the fund through such plans or the number of shareholders in such omnibus account, as applicable, or (ii) the assets of such plan invested in the funds or the assets held in such account, as applicable. Such payments are not expected to exceed (i) $16 or $19 (generally depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) per plan participant or shareholder for those payments determined on the basis of the number of retirement plan participants or shareholders or (ii) 0.10% or 0.13% (generally depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) of the total assets of such plan or in such account invested in the funds on an annual basis for those payments determined on the basis of assets held. Putnam Investor Services also makes payments to dealers that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. The payments described in this paragraph are not expected to exceed 0.13% of the total assets of such shareholders or plan participants in the funds on an annual basis, except for payments to dealers for sub-accounting services that are based on the number of plan participants or shareholders where the average account size for that dealer causes the payment to exceed 0.13% of the total assets of such plan participants or shareholders in the funds on an annual basis. In addition, as described in the following paragraph, the payments to FASCore, LLC for sub-accounting, recordkeeping, retirement plan administration and other services are expected to exceed 0.13% of the total assets of plan participants or shareholders in the funds on an annual basis.

Putnam Investor Services will pay its affiliate, FASCore, LLC up to 0.24% on the average value of the assets in Putnam-administered plans invested in the funds on an annual basis in consideration of sub-accounting, recordkeeping, retirement plan administration and other services being provided to participants in Putnam-administered retirement plans with respect to their investments in the funds. In addition to these payments, affiliates of Putnam Investor Services may make payments to FASCore, LLC and its affiliates of the types, and up to the amounts, described below under the headings “Distribution Plans" — “Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the independent Trustees, and is located at One International Place, Boston, Massachusetts 02110.

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DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 of the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the Exchange. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

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Currency exchange rates used in valuing Securities are normally determined as of 3:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the Exchange, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the Exchange. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the Exchange, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their

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recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m., Eastern time, for more information, including account balances. Shareholders can also visit the Putnam Web site at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable

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CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581. Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Money Market Fund or Putnam Tax Exempt Money Market Fund into another Putnam fund may be subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

All exchanges are subject to applicable short-term trading fees and Putnam’s policies on excessive short-term trading, as set forth in the Fund’s Prospectus. In addition, trustees, sponsors and administrators of qualified plans that invest in the Fund may impose short-term trading fees whose terms may differ from those described in the Prospectus.

Same-Fund Exchange Privilege. Class A shareholders who are eligible to invest in Class Y shares are eligible to exchange their Class A shares for Class Y shares of the same fund, if offered in their state. No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.

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Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

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Tax-favored plans. (Not offered by funds investing primarily in tax-exempt securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including simple IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. With the consent of a redeeming shareholder (or, with respect to certain funds as indicated in the prospectus, in Putnam’s discretion), the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

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SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through required filings with the SEC and voluntary postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). Shareholders may obtain the fund’s Form N-CSR and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, the fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com, as disclosed in the following table:

Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter(2)

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web. Full portfolio holdings for the Putnam RetirementReady® Funds, which invest solely in other Putnam funds, are posted on www.putnam.com approximately 15 days after the end of each month. Please see these funds’ prospectus for their target allocations.

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(2) Money Market Funds make full quarterly holdings available on the Putnam website on or after the sixth business day after the end of each calendar quarter and may do so more frequently if determined by the Funds’ Chief Compliance Officer, but only to the extent it is in the best interest of the Money Market Funds’ shareholders.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including PFTC and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians, pricing services, independent registered public accounting firm, legal counsel (Ropes & Gray LLP), financial printer (McMunn Associates, Inc.), and proxy voting service (Glass, Lewis & Co). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research. Any such rating, ranking, or consulting firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting

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service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.
-- High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

Bonds

AAA - An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D - An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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Fitch Investors Service, Inc.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB - Bonds considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B - Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor’s ability to pay interest over the life of the issue and repay principal when due.

CCC - Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C - Bonds are in actual or imminent default in payment of interest or principal.

DDD - Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

CLAIMS-PAYING ABILITY RATINGS

The fund may invest in securities insured at the time of purchase as to the payment of principal and interest in the event of default. The fund may buy investments insured by (or insurance from) insurance companies whose claims-paying ability is rated by rating agencies.

An insurance claims-paying ability rating does not constitute an opinion on any specific contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

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Listed below are rating agencies and their corresponding claims-paying ability ratings.

Standard & Poor’s Insurance Claims-Paying Ability Ratings

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet its obligations under an insurance policy in accordance with its terms. For example, an insurer with an insurance claims-paying ability rating of AAA by S&P has the highest rating assigned by S&P, which means its capacity to honor insurance contracts is deemed by S&P to be extremely strong and highly likely to remain so over a long period of time.

Secure claims-paying ability – AAA to BBB
Vulnerable claims-paying ability – BB to CCC

AAA - Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

AA - Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

A - Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

BBB - Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

BB - Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

B - Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

CCC, CC, C - Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

R Regulatory action -- As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer's financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The 'R' rating does not apply to insurers subject only to non-financial actions such as market conduct violations.

Notes:

NR = Not Rated. The insurer is not rated by Standard & Poor's. The issue has not yet been evaluated by the respective credit rating agency. It is no indication as to the merits of the issue.

Plus (+) or minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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Moody’s Investors Service, Inc. Insurance Claims-Paying Ability Ratings

A Moody’s insurance claims-paying ability rating is an opinion by Moody’s about the ability of an insurance company to repay punctually senior policyholder obligations and claims. For example, an insurer with an insurance claims-paying ability rating of Aaa by Moody’s is deemed by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carries the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

Moody’s claims-paying ability ratings are as follows:

Long-Term Insurance Financial Strength Ratings

Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company's ability to meet its senior policyholder claims and obligations.

Aaa - Insurance companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa - Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A - Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba - Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B - Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa - Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca - Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C - Insurance companies rated C are the lowest-rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

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Fitch IBCA / International Insurance Claims-Paying Ability Ratings

Fitch IBCA credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch IBCA credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the claims-paying ability of insurance companies and financial guarantors.

AAA - Exceptionally strong claims-paying ability. Insurers assigned this highest rating have an exceptionally strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be minimal.

AA - Very strong claims-paying ability. Insurers rated ‘AA’ have a very strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be very small.

A - Strong claims-paying ability. Insurers rated ‘A’ have a strong capacity to meet policyholder obligations and provide policyholder benefits. Although adverse business and economic factors may have an impact on the claims-paying ability of these insurers, the effect of such factors is expected to be small.

BBB - Good claims-paying ability. Insurers rated ‘BBB’ have a good capacity to meet policyholder obligations and provide policyholder benefits. However, their claims-paying ability may be more susceptible than that of higher rated insurers to the impact of adverse business and economic factors.

BB - Speculative claims-paying ability. Insurers rated ‘BB’ have a capacity to meet policyholder obligations and provide policyholder benefits which is regarded as speculative. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be more problematic than in the case of higher rated insurers.

B - Vulnerable claims-paying ability. Insurers rated ‘B’ have a vulnerable capacity to meet policyholder obligations and provide policyholder benefits. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be significant.

CCC, CC, C - Highly vulnerable claims-paying ability. Insurance companies assigned one of these ratings are considered very weak with respect to their capacity to meet policyholder obligations and provide policyholder benefits. The insurer may be under the supervision of an insurance regulator and already may not be making all payments in a timely fashion.

D - Insurers which have been placed in liquidation by insurance regulators and for which policy or claims payments are being controlled, delayed, or reduced.

Notes:

"+" or "-" may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to the ‘AAA’ and ‘D’ categories.

IQ ratings - Fitch IBCA Qualified: Provided for issuers based solely on information in the public domain. These ratings include significant analytical input. Because of the reduced information presented in this process, compared with the full claims-paying ability rating approach, these ratings tend to be conservative and do not employ "+" or "-" qualifiers.

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Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

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I. BOARD-APPROVED PROPOSALS

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The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

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Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

> The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

> The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

> The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the

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recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

> The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

> The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

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Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

> Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

> The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

> The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

> The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

> The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

> Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

> The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

> The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the award pool or amount per employee under the plan is unlimited, or the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is

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excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

> The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

> The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

> The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

> The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

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Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

> The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

> The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

> The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

> The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

> The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

> The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis.

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In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

> The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

> The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

> The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

> The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

> The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

> The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

> The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

> The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

> The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

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> The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

> The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors –and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds

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will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees will also consider whether a company’s severance payment and performance-based compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. In addition, as the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Election of Directors

Germany

> For companies subject to “co-determination,” the funds will vote on a case by- case basis for the election of nominees to the supervisory board.

April 30, 2010	II-105

> The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

> For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

> The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

> The funds will withhold votes from the entire board of directors if

April 30, 2010	II-106

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

> The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

> The funds will withhold votes from the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

April 30, 2010	II-107

> The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

> The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

Corporate Governance

> The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

> The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

> The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Compensation

> The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

April 30, 2010	II-108

> The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Capitalization

> The funds will vote for proposals

• to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

• to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

> The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Other Business Matters

> The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

> The funds will vote for proposals permitting companies to issue regulatory reports in English.

> The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

Germany

> The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

April 30, 2010	II-109

As adopted February 12, 2010

April 30, 2010	II-110

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

April 30, 2010	II-111

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009.

April 30, 2010	II-112


Appendix B
Financial statements (excerpted from the most recent annual report)


April 30, 2010	II-113

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the “fund”) at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2009

The fund’s portfolio 10/31/09

MORTGAGE-BACKED SECURITIES (43.1%)*		Principal	Value
		amount

Asset Securitization Corp. Ser. 96-MD6,
Class A7, 8.335s, 2029		$90,972	$100,139

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.658s, 2049		90,000	87,670
Ser. 07-2, Class A2, 5.634s, 2049		1,146,000	1,140,270
Ser. 06-4, Class A2, 5.522s, 2046		748,000	767,304
Ser. 04-3, Class A5, 5.398s, 2039		160,000	158,724
Ser. 06-5, Class A2, 5.317s, 2047		858,000	867,934
Ser. 05-6, Class A2, 5.165s, 2047		214,000	216,033
Ser. 07-5, Class XW, IO, 0.439s, 2051		5,660,940	125,673

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.291s, 2042		2,346,709	35,639
Ser. 06-5, Class XC, IO, 0.113s, 2016		1,892,937	23,713

Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.883s, 2036		372,098	241,864

Banc of America Structured Security Trust
144A Ser. 02-X1, Class A3, 5.436s, 2033		12,213	12,207

Bayview Commercial Asset Trust 144A
FRB Ser. 06-CD1A, Class A1,
0.686s, 2023	CAD	1,616,846	1,183,022
Ser. 07-5A, IO, 3.047s, 2037		$709,313	54,546
Ser. 07-1, Class S, IO, 2.477s, 2037		1,214,945	76,177
Ser. 07-CD1A, IO, 2.14s, 2021	CAD	11,435,457	515,798
Ser. 06-CD1A, IO, 1.68s, 2023	CAD	8,658,987	360,891

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2,
6 1/4s, 2036		$445,508	302,945
FRB Ser. 05-10, 5.718s, 2036		618,102	380,133
FRB Ser. 05-7, Class 23A1,
5.636s, 2035		242,805	159,242

Bear Stearns Asset Backed Securities,
Inc. FRB Ser. 05-AC8, Class A1,
0.574s, 2035		790,616	458,557

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F,
8.176s, 2032		100,000	61,699
Ser. 07-PW17, Class A3,
5.736s, 2050		1,047,000	1,015,255
Ser. 05-PWR9, Class A2,
4.735s, 2042		143,000	143,353

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO,
0.687s, 2038		1,176,083	38,634
Ser. 06-PW14, Class X1, IO,
0.11s, 2038		1,266,325	17,729
Ser. 07-PW18, Class X1, IO,
0.095s, 2050		3,209,610	23,247

Chase Commercial Mortgage
Securities Corp. 144A Ser. 98-1,
Class F, 6.56s, 2030		362,000	381,480

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.095s, 2014		370,000	361,423
Ser. 08-C7, Class A2A, 6.034s, 2049		200,000	202,024

Citigroup Commercial Mortgage Trust
144A Ser. 06-C5, Class XC, IO,
0.096s, 2049		6,863,454	51,476

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A,
6.182s, 2036		286,451	169,022
FRB Ser. 05-10, Class 1A5A,
5.838s, 2035		94,558	62,408
FRB Ser. 06-AR7, Class 2A2A,
5.59s, 2036		337,014	229,170

MORTGAGE-BACKED		Principal
SECURITIES (43.1%)* cont.		amount	Value

Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO,
0.087s, 2049		$7,976,674	$35,097
Ser. 07-CD5, Class XS, IO,
0.077s, 2044		1,706,007	13,970

Commercial Mortgage Acceptance
Corp. 144A Ser. 98-C1, Class F,
6.23s, 2031		157,000	143,567

Commercial Mortgage Loan Trust
Ser. 08-LS1, Class A4B, 6.019s, 2017		199,000	171,302

Countrywide Alternative Loan Trust
FRB Ser. 07-HY4, Class 3A1,
5.813s, 2047		2,165,525	1,245,177
Ser. 06-36T2, Class 2A1, 6 1/4s, 2036		762,182	484,893
Ser. 06-45T1, Class 2A2, 6s, 2037		434,753	287,888
Ser. 06-J8, Class A4, 6s, 2037		279,546	173,319
Ser. 07-HY5R, Class 2A1A,
5.544s, 2047		133,590	114,418

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1,
5.664s, 2035		596,776	447,582
FRB Ser. 06-HYB1, Class 1A1,
5.305s, 2036		72,333	42,765
FRB Ser. 05-HYB4, Class 2A1,
4.861s, 2035		680,434	489,912

Countrywide Home Loans 144A
FRB Ser. 06-R2, Class AS, IO,
5.469s, 2036		491,943	47,669
Ser. 06-R1, Class AS, IO,
5 5/8s, 2036		2,273,768	224,648

Credit Suisse Mortgage
Capital Certificates
FRB Ser. 07-C4, Class A2, 5.809s, 2039		328,000	330,800
Ser. 07-3, Class 1A1A, 5.837s, 2037		148,735	98,165
Ser. 07-C2, Class A2, 5.448s, 2049		1,763,000	1,753,769
Ser. 07-C1, Class A2, 5.268s, 2040		220,000	219,296

Credit Suisse Mortgage Capital
Certificates 144A
Ser. 06-C4, Class AX, IO, 0.133s, 2039		5,864,394	71,825
Ser. 07-C2, Class AX, IO, 0.113s, 2049		10,849,838	73,258

CS First Boston Mortgage Securities
Corp. Ser. 04-C2, Class A2, 5.416s, 2036		180,000	180,843

CS First Boston Mortgage
Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		362,000	264,863
Ser. 02-CP5, Class M, 5 1/4s, 2035		81,000	6,502
Ser. 03-C3, Class AX, IO, 0.724s, 2038		1,331,169	50,210
Ser. 03-CK2, Class AX, IO, 0.41s, 2036		2,101,475	53,588
Ser. 04-C4, Class AX, IO, 0.377s, 2039		903,607	19,845

CWCapital Cobalt
Ser. 07-C2, Class A2, 5.334s, 2047		1,097,000	1,102,365
Ser. 06-C1, Class A2, 5.174s, 2048		637,991	643,809

DLJ Commercial Mortgage Corp.
Ser. 99-CG2, Class B3, 6.1s, 2032		129,000	110,940
Ser. 99-CG2, Class B4, 6.1s, 2032 F		219,000	197,107

European Loan Conduit 144A FRB
Ser. 22A, Class D, 1.444s, 2014
(United Kingdom) F	GBP	103,500	25,542

European Prime Real Estate PLC 144A
FRB Ser. 1-A, Class D, 1.444s,
2014 (United Kingdom) F	GBP	180,378	23,757

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

Fannie Mae
FRB Ser. 06-115, Class SN, zero %, 2036	$94,951	$93,895
FRB Ser. 05-65, Class ER, zero %, 2035	65,033	61,261
FRB Ser. 05-57, Class UL, zero %, 2035	42,086	41,593
FRB Ser. 05-51, Class FV, zero %, 2035	94,137	88,297
IFB Ser. 07-75, Class JS, 50.41s, 2037	132,282	210,504
IFB Ser. 07-30, Class FS, 28.698s, 2037	73,110	100,459
IFB Ser. 06-49, Class SE, 28.025s, 2036	128,417	179,579
IFB Ser. 05-25, Class PS, 27.088s, 2035	74,691	107,655
IFB Ser. 05-74, Class CP, 23.856s, 2035	87,333	118,060
IFB Ser. 06-8, Class HP, 23.673s, 2036	138,052	187,561
IFB Ser. 05-99, Class SA, 23.673s, 2035	100,702	133,598
IFB Ser. 05-45, Class DC, 23.416s, 2035	117,852	163,445
IFB Ser. 03-44, Class SI, IO,
7.756s, 2033	440,510	75,367
IFB Ser. 04-17, Class ST, IO,
7.356s, 2034	43,172	7,775
IFB Ser. 08-7, Class SA, IO,
7.306s, 2038	663,877	108,221
IFB Ser. 06-125, Class SM, IO,
6.956s, 2037	297,808	39,857
IFB Ser. 06-43, Class SU, IO,
6.956s, 2036	106,124	14,834
IFB Ser. 06-24, Class QS, IO,
6.956s, 2036	242,951	41,731
IFB Ser. 05-52, Class DC, IO,
6.956s, 2035	106,108	18,238
IFB Ser. 06-79, Class DI, IO,
6.906s, 2036	391,346	57,958
IFB Ser. 06-60, Class SI, IO,
6.906s, 2036	513,446	75,887
IFB Ser. 04-89, Class EI, IO,
6.906s, 2034	658,479	74,169
IFB Ser. 04-24, Class CS, IO,
6.906s, 2034	252,139	34,680
IFB Ser. 03-122, Class SA, IO,
6.856s, 2028	281,398	22,983
IFB Ser. 03-122, Class SJ, IO,
6.856s, 2028	291,820	24,281
IFB Ser. 04-60, Class SW, IO,
6.806s, 2034	473,811	71,077
IFB Ser. 03-130, Class BS, IO,
6.806s, 2033	639,729	84,559
IFB Ser. 05-65, Class KI, IO,
6.756s, 2035	321,391	44,915
IFB Ser. 03-34, Class WS, IO,
6.756s, 2029	596,297	65,900
IFB Ser. 08-41, Class S, IO,
6.556s, 2036	462,864	60,441
IFB Ser. 05-48, Class SM, IO,
6.556s, 2034	148,118	19,429
IFB Ser. 07-54, Class CI, IO,
6.516s, 2037	158,108	22,741
IFB Ser. 08-34, Class SM, IO,
6.506s, 2038	466,727	57,921
IFB Ser. 07-58, Class SP, IO,
6.506s, 2037	178,196	28,049
IFB Ser. 07-37, Class SB, IO,
6.506s, 2037	3,043,131	396,104
IFB Ser. 07-28, Class SE, IO,
6.506s, 2037	149,333	21,219
IFB Ser. 07-24, Class SD, IO,
6.506s, 2037	142,452	18,106
IFB Ser. 06-79, Class SI, IO,
6.506s, 2036	151,801	19,041
IFB Ser. 05-12, Class SC, IO,
6.506s, 2035	186,505	22,953
IFB Ser. 05-17, Class ES, IO,
6.506s, 2035	200,089	24,394

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 05-17, Class SY, IO,
6.506s, 2035	$93,529	$13,094
IFB Ser. 05-18, Class SK, IO,
6.506s, 2035	104,947	10,330
IFB Ser. 07-30, Class IE, IO,
6.496s, 2037	427,275	72,091
IFB Ser. 06-123, Class CI, IO,
6.496s, 2037	335,006	44,860
IFB Ser. 05-82, Class SY, IO,
6.486s, 2035	386,940	48,561
IFB Ser. 05-45, Class EW, IO,
6.476s, 2035	624,450	81,395
IFB Ser. 05-45, Class SR, IO,
6.476s, 2035	544,753	72,913
IFB Ser. 06-126, Class CS, IO,
6.456s, 2037	230,673	31,766
IFB Ser. 06-31, Class SX, IO,
6.456s, 2036	488,062	73,960
IFB Ser. 06-33, Class JS, IO,
6.456s, 2036	205,562	25,122
IFB Ser. 06-36, Class SP, IO,
6.456s, 2036	143,562	18,132
IFB Ser. 06-23, Class SP, IO,
6.456s, 2036	428,888	60,404
IFB Ser. 06-16, Class SM, IO,
6.456s, 2036	136,734	20,914
IFB Ser. 05-95, Class CI, IO,
6.456s, 2035	240,381	37,200
IFB Ser. 05-84, Class SG, IO,
6.456s, 2035	374,614	52,933
IFB Ser. 05-57, Class NI, IO,
6.456s, 2035	75,518	9,947
IFB Ser. 06-3, Class SB, IO,
6.456s, 2035	930,032	139,241
IFB Ser. 05-54, Class SA, IO,
6.456s, 2035	372,414	50,503
IFB Ser. 05-23, Class SG, IO,
6.456s, 2035	298,788	35,913
IFB Ser. 05-29, Class SX, IO,
6.456s, 2035	258,206	32,879
IFB Ser. 05-29, Class SY, IO,
6.456s, 2035	941,204	90,554
IFB Ser. 05-17, Class SA, IO,
6.456s, 2035	271,407	40,559
IFB Ser. 05-17, Class SE, IO,
6.456s, 2035	295,540	26,868
IFB Ser. 05-57, Class DI, IO,
6.456s, 2035	622,075	69,735
IFB Ser. 04-92, Class S, IO,
6.456s, 2034	800,870	100,207
IFB Ser. 06-104, Class EI, IO,
6.446s, 2036	320,488	35,752
IFB Ser. 05-92, Class SB, IO,
6.446s, 2035	2,880,944	356,091
IFB Ser. 05-83, Class QI, IO,
6.446s, 2035	73,635	12,376
IFB Ser. 06-128, Class GS, IO,
6.436s, 2037	171,747	24,218
IFB Ser. 05-73, Class SD, IO,
6.436s, 2035	563,898	97,270
IFB Ser. 06-114, Class IS, IO,
6.406s, 2036	160,192	21,526
IFB Ser. 06-116, Class LS, IO,
6.406s, 2036	68,669	9,137
IFB Ser. 04-92, Class SQ, IO,
6.406s, 2034	344,268	41,691
IFB Ser. 06-115, Class IE, IO,
6.396s, 2036	127,409	16,890

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-117, Class SA, IO,
6.396s, 2036	$193,227	$25,829
IFB Ser. 06-109, Class SH, IO,
6.376s, 2036	177,915	28,396
IFB Ser. 06-111, Class SA, IO,
6.376s, 2036	1,126,233	153,193
IFB Ser. 06-116, Class S, IO,
6.356s, 2036	505,515	58,223
IFB Ser. 06-103, Class SB, IO,
6.356s, 2036	293,803	37,265
IFB Ser. 06-43, Class SI, IO,
6.356s, 2036	705,640	89,202
IFB Ser. 06-8, Class JH, IO,
6.356s, 2036	591,015	82,184
IFB Ser. 06-8, Class PS, IO,
6.356s, 2036	394,010	69,782
IFB Ser. 09-12, Class CI, IO,
6.356s, 2036	681,024	101,743
IFB Ser. 05-122, Class SG, IO,
6.356s, 2035	139,675	19,056
IFB Ser. 05-122, Class SW, IO,
6.356s, 2035	168,931	22,350
IFB Ser. 06-101, Class SA, IO,
6.336s, 2036	603,356	75,097
IFB Ser. 06-92, Class LI, IO,
6.336s, 2036	189,907	26,213
IFB Ser. 06-17, Class SI, IO,
6.336s, 2036	282,257	35,728
IFB Ser. 06-60, Class YI, IO,
6.326s, 2036	286,678	46,725
IFB Ser. 06-83, Class SH, IO,
6.316s, 2036	395,662	52,425
IFB Ser. 06-95, Class SH, IO,
6.306s, 2036	578,907	67,141
IFB Ser. 09-12, Class AI, IO,
6.256s, 2037	663,848	87,744
IFB Ser. 07-15, Class NI, IO,
6.256s, 2022	238,051	25,662
IFB Ser. 07-109, Class XI, IO,
6.206s, 2037	167,108	27,523
IFB Ser. 06-79, Class SH, IO,
6.206s, 2036	329,808	46,757
IFB Ser. 07-30, Class OI, IO,
6.196s, 2037	680,659	90,355
IFB Ser. 07-89, Class SA, IO,
6.186s, 2037	536,685	63,490
IFB Ser. 07-54, Class IA, IO,
6.166s, 2037	183,862	24,307
IFB Ser. 07-54, Class IB, IO,
6.166s, 2037	183,862	24,307
IFB Ser. 07-54, Class IC, IO,
6.166s, 2037	183,862	24,307
IFB Ser. 07-54, Class ID, IO,
6.166s, 2037	183,862	24,307
IFB Ser. 07-54, Class IF, IO,
6.166s, 2037	273,167	33,895
IFB Ser. 07-54, Class UI, IO,
6.166s, 2037	229,787	33,418
IFB Ser. 07-15, Class CI, IO,
6.136s, 2037	625,499	77,692
IFB Ser. 06-115, Class JI, IO,
6.136s, 2036	441,321	55,590
IFB Ser. 09-43, Class SB, IO,
6.086s, 2039	642,505	95,406
IFB Ser. 06-123, Class LI, IO,
6.076s, 2037	300,822	36,266
IFB Ser. 07-81, Class IS, IO,
6.056s, 2037	352,697	41,980

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 07-39, Class AI, IO,
5.876s, 2037	$315,479	$35,230
IFB Ser. 07-32, Class SD, IO,
5.866s, 2037	218,988	24,234
IFB Ser. 07-30, Class UI, IO,
5.856s, 2037	180,240	18,312
IFB Ser. 07-1, Class CI, IO,
5.856s, 2037	203,319	25,495
IFB Ser. 07-3, Class SH, IO,
5.826s, 2037	345,894	37,184
IFB Ser. 09-12, Class DI, IO,
5.786s, 2037	628,551	76,869
IFB Ser. 05-58, Class IK, IO,
5.756s, 2035	331,144	42,426
IFB Ser. 04-46, Class PJ, IO,
5.756s, 2034	251,136	31,289
IFB Ser. 07-75, Class ID, IO,
5.626s, 2037	199,237	23,478
IFB Ser. 09-3, Class SE, IO,
5.256s, 2037	336,675	32,728
Ser. 02-T4, Class A4, 9 1/2s, 2041	252,645	290,384
Ser. 02-T4, Class A3, 7 1/2s, 2041	85,289	95,258
Ser. 01-T12, Class A2, 7 1/2s, 2041	104,207	116,386
Ser. 99-T2, Class A1, 7 1/2s, 2039	191,462	213,301
Ser. 00-T6, Class A1, 7 1/2s, 2030	84,767	93,191
Ser. 02-26, Class A1, 7s, 2048	73,236	80,262
Ser. 02-14, Class A1, 7s, 2042	110,321	120,905
Ser. 06-W3, Class 1AS, IO, 5.744s, 2046	643,768	66,372
Ser. 383, Class 18, IO, 5 1/2s, 2038	144,822	21,130
Ser. 383, Class 19, IO, 5 1/2s, 2038	131,665	19,091
Ser. 383, Class 6, IO, 5 1/2s, 2037	111,462	17,834
Ser. 383, Class 7, IO, 5 1/2s, 2037	110,271	15,780
Ser. 383, Class 20, IO, 5 1/2s, 2037	83,365	12,696
Ser. 359, Class 11, IO, 5 1/2s, 2035	4,534,501	745,699
Ser. 385, Class 3, IO, 5s, 2038	102,408	14,931
Ser. 03-W10, Class 1, IO, 1.856s, 2043	794,706	50,071
Ser. 03-W8, Class 12, IO, 1.637s, 2042	1,706,809	95,809
Ser. 03-W17, Class 12, IO, 1.142s, 2033	828,179	30,626
Ser. 02-T18, IO, 0.513s, 2042	4,700,319	83,443
Ser. 02-T4, IO, 0.449s, 2041	266,087	2,058
Ser. 02-26, IO, 0.224s, 2048	12,393,055	101,043
Ser. 07-64, Class LO, PO, zero %, 2037	100,803	87,714
Ser. 06-37, Class ON, PO, zero %, 2036	71,370	66,699
Ser. 05-50, Class LO, PO, zero %, 2035	30,623	28,282
Ser. 08-37, Class DO, PO, zero %, 2033	74,304	58,423
Ser. 04-61, Class JO, PO, zero %, 2032	42,308	38,714
Ser. 326, Class 1, PO, zero %, 2032	63,389	56,085
Ser. 318, Class 1, PO, zero %, 2032	24,004	21,215
Ser. 04-61, Class CO, PO, zero %, 2031	132,428	124,798
Ser. 314, Class 1, PO, zero %, 2031	114,101	97,369

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO,
7.856s, 2043	124,549	20,239

First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 6.559s, 2039	10,852	10,743

First Horizon Alternative Mortgage
Securities FRB Ser. 05-AA10,
Class 2A1, 5.714s, 2035	133,787	76,259

First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	209,000	181,902
Ser. 97-C2, Class G, 7 1/2s, 2029	119,000	103,530

First Union-Lehman Brothers-Bank of
America 144A Ser. 98-C2, Class G, 7s, 2035	285,000	242,250

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

Freddie Mac
FRB Ser. 3130, Class JF, zero %, 2036	$27,883	$27,234
FRB Ser. 3326, Class WF, zero %, 2035	185,706	178,327
FRB Ser. 3251, Class TP, zero %, 2035	82,225	73,728
FRB Ser. 3003, Class XF, zero %, 2035	165,003	157,539
FRB Ser. 2963, Class TW, zero %, 2035	26,259	25,496
IFB Ser. 3182, Class PS, 27.62s, 2032	251,695	363,255
IFB Ser. 3182, Class SP, 27.62s, 2032	76,014	97,735
IFB Ser. 3211, Class SI, IO, 26.635s, 2036	94,099	56,726
IFB Ser. 3408, Class EK, 24.807s, 2037	87,532	112,933
IFB Ser. 2976, Class KL, 23.485s, 2035	166,002	221,020
IFB Ser. 3065, Class DC, 19 1/8s, 2035	145,035	182,956
IFB Ser. 3105, Class SI, IO, 18.989s, 2036	87,728	41,672
IFB Ser. 2990, Class LB, 16.319s, 2034	170,054	202,698
IFB Ser. 3031, Class BS, 16.112s, 2035	188,808	233,282
IFB Ser. 3489, Class SD, IO, 7.555s, 2032	162,326	24,502
IFB Ser. 2828, Class GI, IO, 7.255s, 2034	269,599	29,549
IFB Ser. 3184, Class SP, IO, 7.105s, 2033	235,250	28,554
IFB Ser. 3110, Class SP, IO, 7.055s, 2035	319,324	54,908
IFB Ser. 3156, Class PS, IO, 7.005s, 2036	337,157	55,372
IFB Ser. 2869, Class JS, IO, 7.005s, 2034	488,451	43,282
IFB Ser. 2927, Class SI, IO, 7s, 2035	214,401	25,379
IFB Ser. 3149, Class LS, IO, 6.955s, 2036	560,603	102,282
IFB Ser. 3119, Class PI, IO, 6.955s, 2036	563,295	101,830
IFB Ser. 2882, Class NS, IO, 6.955s, 2034	335,272	42,885
IFB Ser. 2882, Class LS, IO, 6.955s, 2034	244,421	35,370
IFB Ser. 3200, Class SB, IO, 6.905s, 2036	336,074	43,818
IFB Ser. 3149, Class SE, IO, 6.905s, 2036	184,337	30,799
IFB Ser. 3157, Class SA, IO, 6.905s, 2036	460,792	75,468
IFB Ser. 3203, Class SH, IO, 6.895s, 2036	139,444	21,741
IFB Ser. 2835, Class AI, IO, 6.855s, 2034	210,943	32,925
IFB Ser. 2755, Class SG, IO,
6.855s, 2031	6,667,151	677,110
IFB Ser. 2815, Class PT, IO, 6.805s, 2032	252,288	30,340
IFB Ser. 2594, Class SE, IO, 6.805s, 2030	178,240	12,504
IFB Ser. 2828, Class TI, IO, 6.805s, 2030	112,893	9,554
IFB Ser. 3397, Class GS, IO, 6.755s, 2037	141,041	19,011
IFB Ser. 3249, Class SI, IO, 6.505s, 2036	78,652	10,708
IFB Ser. 3028, Class ES, IO, 6.505s, 2035	610,604	87,720
IFB Ser. 2922, Class SE, IO, 6.505s, 2035	296,722	38,916
IFB Ser. 3316, Class SA, IO, 6.485s, 2037	387,960	46,789
IFB Ser. 2981, Class AS, IO, 6.475s, 2035	237,555	27,984
IFB Ser. 3287, Class SE, IO, 6.455s, 2037	397,652	59,171
IFB Ser. 3122, Class DS, IO, 6.455s, 2036	255,997	38,405
IFB Ser. 3123, Class LI, IO, 6.455s, 2036	224,589	35,744
IFB Ser. 3118, Class SD, IO, 6.455s, 2036	501,342	61,612
IFB Ser. 3107, Class DC, IO, 6.455s, 2035	247,132	36,977
IFB Ser. 3001, Class IH, IO, 6.455s, 2035	518,808	71,950
IFB Ser. 2950, Class SM, IO, 6.455s, 2016	322,160	37,413
IFB Ser. 3256, Class S, IO, 6.445s, 2036	256,853	30,540
IFB Ser. 3031, Class BI, IO, 6.445s, 2035	133,438	21,729
IFB Ser. 3244, Class SB, IO, 6.415s, 2036	144,727	17,949
IFB Ser. 3249, Class SM, IO, 6.405s, 2036	332,096	45,247
IFB Ser. 3236, Class IS, IO, 6.405s, 2036	263,722	32,826
IFB Ser. 3240, Class SM, IO, 6.405s, 2036	330,369	39,935
IFB Ser. 3147, Class SD, IO, 6.405s, 2036	513,620	66,891
IFB Ser. 3067, Class SI, IO, 6.405s, 2035	667,637	100,477
IFB Ser. 3033, Class SG, IO, 6.405s, 2035	126,387	14,846
IFB Ser. 3114, Class TS, IO, 6.405s, 2030	762,570	99,218
IFB Ser. 3128, Class JI, IO, 6.385s, 2036	135,709	17,683
IFB Ser. 2990, Class LI, IO, 6.385s, 2034	258,959	30,431
IFB Ser. 3240, Class S, IO, 6 3/8s, 2036	493,921	63,024
IFB Ser. 3065, Class DI, IO, 6 3/8s, 2035	99,121	13,247
IFB Ser. 3145, Class GI, IO, 6.355s, 2036	115,573	15,256
IFB Ser. 3114, Class GI, IO, 6.355s, 2036	134,560	16,320
IFB Ser. 3114, Class IP, IO, 6.355s, 2036	586,687	73,071
IFB Ser. 2877, Class WS, IO, 6.355s, 2034	10,898,265	1,027,184

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3218, Class AS, IO, 6.335s, 2036	$179,767	$23,031
IFB Ser. 3221, Class SI, IO, 6.335s, 2036	203,405	26,365
IFB Ser. 3072, Class SG, IO, 6.335s, 2035	1,195,248	153,231
IFB Ser. 3153, Class UI, IO, 6.325s, 2036	432,983	81,035
IFB Ser. 3424, Class XI, IO, 6.325s, 2036	549,110	74,041
IFB Ser. 3485, Class SI, IO, 6.305s, 2036	174,752	25,833
IFB Ser. 3153, Class QI, IO, 6.305s, 2036	263,143	42,456
IFB Ser. 3346, Class SC, IO, 6.305s, 2033	2,617,518	353,649
IFB Ser. 3346, Class SB, IO, 6.305s, 2033	317,602	42,745
IFB Ser. 3201, Class SG, IO, 6.255s, 2036	279,200	35,259
IFB Ser. 3203, Class SE, IO, 6.255s, 2036	239,340	29,850
IFB Ser. 3238, Class LI, IO, 6.245s, 2036	255,401	31,270
IFB Ser. 3171, Class PS, IO, 6.24s, 2036	233,225	27,894
IFB Ser. 3171, Class ST, IO, 6.24s, 2036	401,262	50,318
IFB Ser. 3510, Class CI, IO, 6.235s, 2037	607,209	76,845
IFB Ser. 3510, Class DI, IO, 6.235s, 2035	378,184	49,467
IFB Ser. 3181, Class PS, IO, 6.225s, 2036	156,286	22,559
IFB Ser. 3281, Class AI, IO, 6.185s, 2037	431,936	54,571
IFB Ser. 3261, Class SA, IO, 6.185s, 2037	220,173	27,533
IFB Ser. 3311, Class IA, IO, 6.165s, 2037	253,708	31,896
IFB Ser. 3311, Class IB, IO, 6.165s, 2037	253,708	31,896
IFB Ser. 3311, Class IC, IO, 6.165s, 2037	253,708	31,896
IFB Ser. 3311, Class ID, IO, 6.165s, 2037	253,708	31,896
IFB Ser. 3311, Class IE, IO, 6.165s, 2037	366,467	46,072
IFB Ser. 3311, Class PI, IO, 6.165s, 2037	379,356	47,252
IFB Ser. 3510, Class AS, IO, 6.165s, 2037	1,309,061	174,458
IFB Ser. 3265, Class SC, IO, 6.165s, 2037	178,705	21,536
IFB Ser. 3240, Class GS, IO, 6.135s, 2036	305,824	36,891
IFB Ser. 3257, Class SI, IO, 6.075s, 2036	129,688	11,912
IFB Ser. 3225, Class EY, IO, 6.045s, 2036	1,333,881	151,588
IFB Ser. 3225, Class JY, IO, 6.045s, 2036	561,006	66,538
IFB Ser. 3502, Class DS, IO, 5.905s, 2039	207,323	19,856
IFB Ser. 3339, Class TI, IO, 5.895s, 2037	298,359	34,516
IFB Ser. 3284, Class CI, IO, 5 7/8s, 2037	471,747	54,831
IFB Ser. 3309, Class SG, IO, 5.825s, 2037	515,892	55,355
IFB Ser. 2965, Class SA, IO, 5.805s, 2032	250,234	30,386
IFB Ser. 3510, Class BI, IO, 5.785s, 2037	534,393	63,582
IFB Ser. 3397, Class SQ, IO, 5.725s, 2037	909,764	98,352
IFB Ser. 3424, Class UI, IO, 5.515s, 2037	379,579	38,658
IFB Ser. 248, IO, 5 1/2s, 2037	517,055	90,898
Ser. 3327, Class IF, IO, zero %, 2037	81,102	2,490
Ser. 3300, PO, zero %, 2037	60,321	51,008
Ser. 242, PO, zero %, 2036	966,402	866,439
Ser. 3078, PO, zero %, 2035	70,681	64,344
Ser. 2971, Class KO, PO, zero %, 2035	20,833	18,528
Ser. 2587, Class CO, PO, zero %, 2032	61,664	57,864
Ser. 201, PO, zero %, 2029	70,767	55,699

GE Capital Commercial Mortgage Corp.
144A Ser. 07-C1, Class XC, IO, 0.088s, 2019	16,436,478	83,826

Government National Mortgage Association
FRB Ser. 07-35, Class UF, zero %, 2037	31,928	30,985
IFB Ser. 08-47, Class S, IO,
7.455s, 2038	311,745	40,578
IFB Ser. 07-6, Class SA, IO,
7.105s, 2037	527,235	60,614
IFB Ser. 05-68, Class PU, IO,
7.055s, 2032	260,189	29,329
IFB Ser. 04-59, Class SC, IO,
6.955s, 2034	117,935	17,448
IFB Ser. 04-26, Class IS, IO,
6.955s, 2034	188,609	14,964
IFB Ser. 05-68, Class SN, IO,
6.955s, 2034	1,023,578	119,496
IFB Ser. 07-47, Class SA, IO,
6.855s, 2036	315,137	36,675
IFB Ser. 04-47, Class SY, IO, 6.815s, 2034	548,220	67,263

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 04-96, Class KS, IO,
6.755s, 2034	$468,519	$67,966
IFB Ser. 06-16, Class GS, IO,
6.745s, 2036	54,208	6,300
IFB Ser. 04-5, Class PS, IO,
6.705s, 2033	320,000	54,061
IFB Ser. 07-35, Class NY, IO,
6.655s, 2035	312,434	27,283
IFB Ser. 07-36, Class SW, IO,
6.655s, 2035	205,189	11,484
IFB Ser. 07-22, Class S, IO,
6.555s, 2037	165,353	18,983
IFB Ser. 05-84, Class AS, IO,
6.555s, 2035	419,388	50,261
IFB Ser. 07-51, Class SJ, IO,
6.505s, 2037	204,199	20,511
IFB Ser. 04-104, Class IS, IO,
6.505s, 2034	119,679	14,408
IFB Ser. 07-53, Class SY, IO,
6.49s, 2037	588,214	58,400
IFB Ser. 07-58, Class PS, IO,
6.455s, 2037	660,532	64,521
IFB Ser. 07-37, Class SU, IO,
6.445s, 2037	186,633	24,939
IFB Ser. 07-37, Class YS, IO,
6.425s, 2037	133,587	15,938
IFB Ser. 07-59, Class PS, IO,
6.425s, 2037	141,202	12,389
IFB Ser. 07-59, Class SP, IO,
6.425s, 2037	77,843	6,951
IFB Ser. 07-16, Class KU, IO,
6.405s, 2037	4,482,625	551,801
IFB Ser. 09-87, Class SK, IO,
6.355s, 2039	3,420,000	355,894
IFB Ser. 09-61, Class YS, IO,
6.355s, 2039	96,225	12,992
IFB Ser. 08-6, Class TI, IO,
6.355s, 2032	927,630	89,164
IFB Ser. 07-17, Class AI, IO,
6.305s, 2037	625,686	87,092
IFB Ser. 09-13, Class SD, IO,
6.305s, 2033	1,016,625	86,256
IFB Ser. 07-78, Class SA, IO,
6.285s, 2037	502,543	55,169
IFB Ser. 08-2, Class SM, IO,
6.255s, 2038	744,863	79,046
IFB Ser. 07-9, Class AI, IO,
6.255s, 2037	223,748	24,682
IFB Ser. 06-26, Class S, IO,
6.255s, 2036	1,552,102	161,018
IFB Ser. 06-38, Class SW, IO,
6.255s, 2036	2,971,898	270,205
IFB Ser. 06-23, Class S, IO,
6.255s, 2036	5,446,059	527,470
IFB Ser. 08-9, Class SK, IO,
6.235s, 2038	714,968	73,933
IFB Ser. 09-35, Class SP, IO,
6.155s, 2037	692,158	82,094
IFB Ser. 05-71, Class SA, IO,
6.115s, 2035	542,732	65,698
IFB Ser. 05-65, Class SI, IO,
6.105s, 2035	118,977	12,849
IFB Ser. 09-87, Class KI, IO,
6.055s, 2039	1,066,000	129,253
IFB Ser. 05-92, Class SP, IO,
6.055s, 2035	6,596,900	625,202

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 06-16, Class SX, IO,
6.045s, 2036	$516,885	$52,677
IFB Ser. 09-87, Class SN, IO,
6.005s, 2039	438,000	39,968
IFB Ser. 07-17, Class IB, IO,
6.005s, 2037	123,944	16,375
IFB Ser. 06-10, Class SM, IO,
6.005s, 2036	1,104,843	111,573
IFB Ser. 06-14, Class S, IO,
6.005s, 2036	198,238	19,306
IFB Ser. 05-66, Class S, IO,
6.005s, 2035	4,541,498	602,891
IFB Ser. 06-11, Class ST, IO,
5.995s, 2036	122,333	12,010
IFB Ser. 07-25, Class KS, IO,
5.955s, 2037	268,739	27,252
IFB Ser. 07-21, Class S, IO,
5.955s, 2037	290,640	28,166
IFB Ser. 07-7, Class JI, IO,
5.955s, 2037	360,183	39,609
IFB Ser. 07-17, Class SI, IO,
5.943s, 2037	911,482	102,369
IFB Ser. 07-31, Class AI, IO,
5.935s, 2037	208,762	27,710
IFB Ser. 07-62, Class S, IO,
5.905s, 2037	316,614	30,880
IFB Ser. 09-87, Class TS, IO,
5.855s, 2039	303,000	34,845
IFB Ser. 07-43, Class SC, IO,
5.855s, 2037	182,119	18,984
IFB Ser. 05-3, Class SN, IO,
5.855s, 2035	786,238	87,158
IFB Ser. 04-87, Class SD, IO,
5.855s, 2034	30,777	3,578
IFB Ser. 07-28, Class SB, IO,
5.805s, 2037	528,003	58,202
IFB Ser. 04-89, Class HS, IO,
5.755s, 2034	157,030	17,027
IFB Ser. 04-41, Class SG, IO,
5.755s, 2034	649,959	37,718
IFB Ser. 09-87, Class WT, IO,
0.191s, 2039	2,370,000	8,888
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	156,031	27,447

Greenwich Capital Commercial Funding
Corp. Ser. 05-GG5, Class A2, 5.117s, 2037	155,000	154,951

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.805s, 2045	170,000	167,508
Ser. 06-GG6, Class A2, 5.506s, 2038	272,000	276,210

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	97,740	92,169
Ser. 06-GG8, Class X, IO, 0.666s, 2039	2,039,239	50,079
Ser. 03-C1, Class X1, IO, 0.286s, 2040	4,743,947	94,881

HSI Asset Loan Obligation FRB Ser.
07-AR1, Class 2A1, 6.031s, 2037	596,986	405,950

IMPAC Secured Assets Corp. FRB Ser.
07-2, Class 1A1A, 0.354s, 2037 F	377,275	211,274

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1,
5.928s, 2036	106,754	66,075
FRB Ser. 07-AR15, Class 1A1,
5.922s, 2037	349,522	216,703
FRB Ser. 07-AR9, Class 2A1,
5.882s, 2037	360,573	234,373
FRB Ser. 05-AR31, Class 3A1,
5.514s, 2036	703,855	408,236

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

IndyMac Indx Mortgage Loan Trust
FRB Ser. 05-AR5, Class 4A1,
5.23s, 2035	$302,448	$210,344
FRB Ser. 07-AR11, Class 1A1,
5.082s, 2037	331,100	178,794

JP Morgan Chase Commercial Mortgage
Securities Corp. Ser. 06-LDP6,
Class A3B, 5.559s, 2043	339,000	335,365

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1, 5.927s, 2036	250,866	190,659
FRB Ser. 06-A6, Class 1A1, 0.404s, 2036	154,826	75,363

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	72,000	68,640
FRB Ser. 07-LD11, Class A3, 5.818s, 2049	213,000	207,026
Ser. 07-CB20, Class A3, 5.863s, 2051	422,000	412,360
Ser. 06-CB15, Class A4, 5.814s, 2043	317,000	313,228
Ser. 07-CB20, Class A4, 5.794s, 2051	96,000	84,737
Ser. 06-CB16, Class A3B, 5.579s, 2045	479,000	474,805
Ser. 06-LDP8, Class A3B, 5.447s, 2045	374,000	367,962
Ser. 06-LDP8, Class A2, 5.289s, 2045	1,682,000	1,710,860
Ser. 05-LDP2, Class AM, 4.78s, 2042	50,000	41,696
Ser. 06-LDP8, Class X, IO, 0.572s, 2045	2,709,393	65,924
Ser. 06-CB17, Class X, IO, 0.512s, 2043	2,407,881	69,970
Ser. 07-LDPX, Class X, IO, 0.346s, 2049	4,774,178	78,165
Ser. 06-CB16, Class X1, IO, 0.113s, 2045	3,078,211	36,373

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A Ser. 07-CB20,
Class X1, IO, 0.133s, 2051	8,306,705	88,439

LB Commercial Conduit Mortgage
Trust 144A Ser. 98-C4, Class J, 5.6s, 2035	119,000	92,225

LB-UBS Commercial Mortgage Trust
Ser. 04-C7, Class A6, 4.786s, 2029	128,000	123,558
Ser. 07-C2, Class XW, IO, 0.547s, 2040	1,052,186	24,713

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.718s, 2038	1,741,019	54,258
Ser. 03-C5, Class XCL, IO, 0.402s, 2037	1,214,221	22,046
Ser. 05-C2, Class XCL, IO, 0.175s, 2040	5,814,626	46,507
Ser. 06-C7, Class XCL, IO, 0.116s, 2038	3,191,702	44,367
Ser. 07-C2, Class XCL, IO, 0.103s, 2040	9,044,806	93,720
Ser. 06-C1, Class XCL, IO, 0.097s, 2041	12,183,755	101,807

Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A FRB Ser. 04-LLFA,
Class H, 1.195s, 2017	66,000	46,838

Mach One Commercial Mortgage Trust
144A Ser. 04-1A, Class H, 6.687s, 2040	156,000	12,480

MASTR Alternative Loans Trust Ser. 06-3,
Class 1A1, 6 1/4s, 2036	193,410	132,788

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.148s, 2049	5,995,283	67,241

Merrill Lynch Floating Trust 144A FRB
Ser. 06-1, Class TM, 0.745s, 2022	270,899	205,883

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.819s, 2030	49,000	38,156
FRB Ser. 05-A9, Class 3A1, 5.256s, 2035	289,290	235,269

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.829s, 2050	118,000	113,595
FRB Ser. 07-C1, Class A4, 5.829s, 2050	127,000	109,916

Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A3, 5.957s, 2049	503,000	466,885
FRB Ser. 07-8, Class A2, 5.92s, 2049	138,000	138,028

Mezz Cap Commercial Mortgage Trust
Ser. 07-C5, Class X, IO, 4.526s, 2017	215,115	44,163

MORTGAGE-BACKED		Principal
SECURITIES (43.1%)* cont.		amount	Value

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.28s, 2043		$69,000	$68,508
FRB Ser. 06-IQ11, Class A4, 5.77s, 2042		317,000	309,733
Ser. 98-CF1, Class E, 7.35s, 2032		256,000	157,795
Ser. 06-T21, Class A2, 5.09s, 2052		295,000	297,065
Ser. 05-HQ6, Class A4A, 4.989s, 2042		183,000	183,897
Ser. 04-HQ4, Class A7, 4.97s, 2040		151,000	149,339

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039		360,000	21,600
Ser. 07-HQ13, Class X1, IO,
0.667s, 2044		4,944,819	106,709
Ser. 05-HQ5, Class X1, IO,
0.143s, 2042		1,905,564	9,452

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 3.956s, 2035		282,335	173,636

Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.092s, 2030		78,000	56,160

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034		29,569	27,877

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		100,000	72,836

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037		390,535	296,807

Salomon Brothers Mortgage Securities VII
144A Ser. 02-KEY2, Class X1, IO,
1.974s, 2036		642,187	21,770

Structured Adjustable Rate Mortgage
Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037		626,505	407,229
FRB Ser. 06-9, Class 1A1, 5.656s, 2036		115,522	66,273

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
6.006s, 2037		1,421,828	152,847
Ser. 07-4, Class 1A4, IO, 1s, 2037		1,421,828	42,283

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.455s, 2037		851,769	81,940

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E,
7.095s, 2014 (United Kingdom)	GBP	46,127	51,203
FRB Ser. 05-CT1A, Class D,
7.095s, 2014 (United Kingdom)	GBP	102,358	57,232

Ursus EPC 144A FRB Ser. 1-A,
Class D, 6.938s, 2012 (Ireland)	GBP	54,671	17,981

Wachovia Bank Commercial
Mortgage Trust
FRB Ser. 07-C33, Class A3,
5.902s, 2051		$395,000	388,386
FRB Ser. 07-C33, Class A2,
5.857s, 2051		497,000	507,763
FRB Ser. 07-C32, Class A2,
5.735s, 2049		1,359,000	1,359,197
Ser. 07-C31, Class A2, 5.421s, 2047		903,000	902,476
Ser. 07-C30, Class A3, 5.246s, 2043		4,090,000	4,019,878
Ser. 04-C15, Class A4, 4.803s, 2041		226,000	219,788
Ser. 07-C34, IO, 0.355s, 2046		2,285,290	44,168

Wachovia Bank Commercial
Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L,
3.545s, 2018		100,000	30,000
Ser. 07-C31, IO, 0.26s, 2047		8,184,850	92,279
Ser. 06-C27, Class XC, IO,
0.122s, 2045		3,513,684	25,406

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

WAMU Commercial Mortgage
Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	$87,000	$24,299
Ser. 06-SL1, Class X, IO, 0.934s, 2043	421,439	14,881
Ser. 07-SL2, Class X, IO, 0.85s, 2049	1,308,461	38,757

WAMU Mortgage Pass-Through
Certificates 144A Ser. 04-RP1,
Class 1S, IO, 5.298s, 2034	489,649	48,708

Total mortgage-backed securities (cost $58,961,398)		$64,804,536

CORPORATE BONDS	Principal
AND NOTES (22.8%)*	amount	Value

Basic materials (1.0%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	$6,000	$6,824

ArcelorMittal sr. unsec. unsub.
9.85s, 2019 (Luxembourg)	65,000	76,200

Bemis Co., Inc. sr. unsec. unsub.
notes 6.8s, 2019	25,000	28,023

Dow Chemical Co. (The) sr. unsec.
notes 7.6s, 2014	454,000	504,421

Dow Chemical Co. (The) sr. unsec.
unsub. notes 5.9s, 2015	200,000	206,899

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	78,000	83,070

Holcim, Ltd. 144 company guaranty 6s,
2019 (Switzerland)	80,000	82,496

International Paper Co. sr. unsec. notes
9 3/8s, 2019	143,000	172,315

International Paper Co. sr. unsec.
unsub. notes 7 1/2s, 2021	95,000	104,034

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	60,000	64,593

Nalco Co. 144A sr. notes 8 1/4s, 2017	26,000	27,300

Rio Tinto Finance USA LTD company
guaranty sr. unsec. notes 9s, 2019 (Australia)	75,000	93,313

Teck Resources, Ltd. sr. notes 10 3/4s,
2019 (Canada)	21,000	24,465

Teck Resources, Ltd. sr. notes 10 1/4s,
2016 (Canada)	31,000	35,728

Teck Resources, Ltd. sr. notes 9 3/4s,
2014 (Canada)	26,000	29,185

Vale Overseas, Ltd. company guaranty
unsec. unsub. notes 5 5/8s, 2019	7,000	6,987

		1,545,853
Capital goods (0.2%)
Allied Waste North America, Inc. sec.
notes Ser. B, 5 3/4s, 2011	35,000	36,768

Allied Waste North America, Inc. sr. unsec.
notes 6 3/8s, 2011	55,000	58,065

Ball Corp. company guaranty sr. unsec.
notes 7 1/8s, 2016	10,000	10,225

Ball Corp. company guaranty sr. unsec.
notes 6 5/8s, 2018	85,000	83,513

Republic Services, Inc. 144A sr. unsec.
notes 5 1/2s, 2019	40,000	41,251

United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038	110,000	122,248

		352,070

CORPORATE BONDS	Principal
AND NOTES (22.8%)* cont.	amount	Value

Communication services (1.9%)
American Tower Corp. 144A notes
4 5/8s, 2015	$85,000	$86,170

American Tower Corp. 144A sr. unsec.
notes 7 1/4s, 2019	254,000	278,765

AT&T Wireless Services, Inc. sr. notes
8 3/4s, 2031	31,000	40,877

AT&T Wireless Services, Inc. sr. notes
7 7/8s, 2011	385,000	417,062

AT&T, Inc. sr. unsec. unsub. bonds
5 1/2s, 2018	85,000	89,228

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	20,000	24,482

Comcast Corp. company guaranty
5.9s, 2016	155,000	166,245

Comcast Corp. company guaranty sr.
unsec. notes 6.55s, 2039	10,000	10,421

Comcast Corp. company guaranty sr.
unsec. unsub. notes 6.95s, 2037	75,000	81,807

Cox Communications, Inc. 144A bonds
8 3/8s, 2039	220,000	265,888

Cox Communications, Inc. 144A notes
5 7/8s, 2016	30,000	31,376

Rogers Communications Inc. company
guaranty notes 6.8s, 2018 (Canada)	80,000	89,859

Rogers Wireless, Inc. sec. notes 6 3/8s,
2014 (Canada)	105,000	116,129

Telecom Italia Capital SA company
guaranty sr. unsec. notes 7.175s, 2019 (Italy)	55,000	60,974

Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	155,000	171,674

Telefonica Europe BV company guaranty
7 3/4s, 2010 (Spain)	150,000	158,414

Time Warner Cable, Inc. company guaranty
sr. notes 7.3s, 2038	105,000	118,318

Time Warner Cable, Inc. company guaranty
sr. unsec. 6 3/4s, 2018	45,000	49,664

Time Warner Cable, Inc. company guaranty
sr. unsec. notes 7 1/2s, 2014	25,000	28,790

Time Warner Cable, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2039	15,000	15,887

Verizon Communications, Inc. sr. unsec.
notes 7.35s, 2039	68,000	80,969

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	77,000	96,789

Verizon Global Funding Corp. notes
7 3/4s, 2030	110,000	131,566

Verizon Wireless, Inc. 144A notes
5.55s, 2014	220,000	239,714

		2,851,068
Consumer cyclicals (2.7%)
Corrections Corporation of America
company guaranty sr. notes 7 3/4s, 2017	62,000	63,938

D.R. Horton, Inc. sr. notes 7 7/8s, 2011	175,000	182,875

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN,
5 3/4s, 2011 (Germany)	315,000	332,998

DIRECTV Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	140,000	143,940

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	65,000	65,975

Mohawk Industries, Inc. sr. unsec. notes
6 7/8s, 2016	575,000	563,500

CORPORATE BONDS	Principal
AND NOTES (22.8%)* cont.	amount	Value

Consumer cyclicals cont.
News America, Inc. company guaranty sr.
unsec. notes 6.9s, 2019	$245,000	$274,675

Starwood Hotels & Resorts Worldwide, Inc.
company guaranty 7 7/8s, 2012	1,740,000	1,809,600

Time Warner, Inc. company guaranty sr.
unsec. notes FRN 0.684s, 2009	40,000	40,004

Time Warner, Inc. debs. 9 1/8s, 2013	125,000	145,510

Viacom, Inc. company guaranty 5 5/8s, 2012	217,000	225,319

Viacom, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2012	43,000	46,837

Viacom, Inc. unsec. sr. company guaranty
7 7/8s, 2030	85,000	84,512

Whirlpool Corp. sr. unsec. notes 8.6s, 2014	15,000	17,123

		3,996,806
Consumer staples (2.8%)
Altria Group, Inc. company guaranty sr.
unsec. unsub. notes 8 1/2s, 2013	70,000	81,393

Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. notes 8.2s, 2039	50,000	63,086

Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. unsec.
notes 6 3/8s, 2040 (Belgium)	164,000	171,525

Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. unsec. notes
5 3/8s, 2020 (Belgium)	181,000	184,006

Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019	105,000	122,358

Cadbury Schweppes US Finance LLC 144A
company guaranty sr. unsec. notes 5 1/8s,
2013 (United Kingdom)	560,000	589,772

Campbell Soup Co. debs. 8 7/8s, 2021	50,000	67,624

ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010	7,000	7,385

CVS Caremark Corp. notes 6.6s, 2019	80,000	89,067

CVS Caremark Corp. 144A pass-through
certificates 6.117s, 2013	55,742	59,198

Diageo Capital PLC company guaranty
5 3/4s, 2017 (United Kingdom)	105,000	114,437

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	55,000	59,036

Kellogg Co. sr. unsec. notes 4.45s, 2016	10,000	10,436

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	150,000	157,246

Reynolds American, Inc. company guaranty
7 1/4s, 2013	1,705,000	1,858,883

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	135,000	150,236

Tesco PLC 144A sr. unsec. unsub. notes
6.15s, 2037 (United Kingdom)	160,000	171,515

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	70,000	73,850

WPP Finance UK company guaranty sr.
unsec. notes 8s, 2014 (United Kingdom)	100,000	110,941

		4,141,994
Energy (1.5%)
Amerada Hess Corp. unsub. notes 6.65s, 2011	100,000	107,672

ConocoPhillips notes 6 1/2s, 2039	85,000	95,139

Devon Energy Corp. sr. notes 6.3s, 2019	20,000	22,145

EnCana Corp. sr. unsec. notes 6 1/2s,
2019 (Canada)	10,000	11,108

EOG Resources, Inc. notes 6 7/8s, 2018	105,000	123,604

Halliburton Co. sr. unsec. notes 7.45s, 2039	90,000	111,945

Husky Energy, Inc. sr. notes 5.9s,
2014 (Canada)	30,000	32,500

CORPORATE BONDS	Principal
AND NOTES (22.8%)* cont.	amount	Value

Energy cont.
Kerr-McGee Corp. sec. notes 6.95s, 2024	$50,000	$52,927

Lukoil International Finance BV 144A
company guaranty sr. unsec. unsub.
notes 7 1/4s, 2019 (Russia)	100,000	99,127

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s,
2039 (Canada)	55,000	61,140

Petro-Canada sr. unsec. unsub. notes 6.05s,
2018 (Canada)	30,000	31,947

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)	110,000	126,514

Petroleos de Venezuela SA company
guaranty sr. unsec. notes 5 1/4s,
2017 (Venezuela)	410,000	240,260

Petroleos de Venezuela SA sr. unsec.
bonds zero %, 2011 (Venezuela)	300,000	237,000

Ras Laffan Liquefied Natural Gas Co., Ltd.
144A company guaranty sr. notes
4 1/2s, 2012 (Qatar)	250,000	258,521

Weatherford International, Ltd. company
guaranty sr. unsec. notes 9 7/8s,
2039 (Switzerland)	175,000	228,105

White Nights Finance BV for Gazprom
notes 10 1/2s, 2014 (Russia)	100,000	114,280

Williams Cos., Inc. (The) sr. unsec.
notes 8 3/4s, 2020	90,000	103,157

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	85,000	93,750

XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018	55,000	57,121

XTO Energy, Inc. sr. unsec. unsub.
notes 6 1/2s, 2018	65,000	72,365

		2,280,327
Financials (6.5%)
American Express Co. sr. unsec. notes
8 1/8s, 2019	275,000	329,100

American International Group, Inc. sr.
unsec. Ser. MTN, 5.85s, 2018	230,000	173,650

Bank of America Corp. sr. unsec. unsub.
notes 6 1/2s, 2016	190,000	203,275

BankAmerica Capital III bank guaranty jr.
unsec. FRN Ser. *, 0.854s, 2027	160,000	101,147

Barclays Bank PLC 144A sub. notes
10.179s, 2021	354,000	465,452

Barclays Bank PLC 144A unsec. sub.
notes 6.05s, 2017	220,000	224,138

Bear Stearns Cos., Inc. (The) notes Ser.
MTN, 6.95s, 2012	115,000	129,060

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	230,000	263,077

Bosphorus Financial Services,
Ltd. 144A sr.
notes FRN 2.24s, 2012	171,875	163,414

Chubb Corp. (The) sr. notes
6 1/2s, 2038	40,000	46,108

Citigroup, Inc. sr. unsec. notes
8 1/2s, 2019	5,000	5,845

Citigroup, Inc. sr. unsec. unsub. notes
6 1/8s, 2017	395,000	403,111

Citigroup, Inc. sr. unsec. unsub. notes
5 1/4s, 2012	135,000	140,568

Citigroup, Inc. sr. unsec. unsub. notes
FRN 0.604s, 2010	135,000	134,537

Citigroup, Inc. sub. notes 5s, 2014	140,000	138,040

CORPORATE BONDS		Principal
AND NOTES (22.8%)* cont.		amount	Value

Financials cont.
Citigroup, Inc. unsec. sub. notes
6 5/8s, 2032		$44,000	$41,653

Commonwealth Bank of Australia 144A
sr. unsec. notes 3 3/4s, 2014 (Australia)		120,000	120,608

Deutsche Bank AG/London sr.
unsec. notes 3 7/8s, 2014
(United Kingdom)		5,000	5,094

Duke Realty LP sr. unsec. notes
6 1/4s, 2013		40,000	40,583

Federal Realty Investment Trust sr.
unsec. unsub. notes 5.95s, 2014 R		30,000	30,170

Fleet Capital Trust V bank guaranty
FRN 1.292s, 2028		135,000	76,086

General Electric Capital Corp. sr.
unsec. FRN Ser. MTN, 0.474s, 2016		145,000	129,449

General Electric Capital Corp. sr.
unsec. notes Ser. MTN, 6 7/8s, 2039		150,000	161,673

General Electric Capital Corp.
144A sub. notes FRN 4 5/8s, 2066	EUR	90,000	104,446

Genworth Financial, Inc. sr.
unsec. Ser. MTN, 6.515s, 2018		$540,000	464,400

Goldman Sachs Group, Inc. (The) sr.
notes 7 1/2s, 2019		55,000	64,328

Goldman Sachs Group, Inc. (The) sub.
notes 6 3/4s, 2037		30,000	31,622

Health Care Property Investors, Inc. sr.
unsec. notes 6s, 2017		60,000	57,960

HSBC Holdings PLC sub. notes 6 1/2s,
2037 (United Kingdom)		320,000	350,740

JPMorgan Chase & Co. notes 6.4s, 2038		30,000	33,215

JPMorgan Chase & Co. sr. unsec. unsub.
notes 6.3s, 2019		80,000	87,801

Liberty Mutual Group 144A company
guaranty jr. sub. notes FRB 10 3/4s, 2058		190,000	203,633

Marsh & McLennan Cos., Inc. sr. unsec.
notes 6 1/4s, 2012		140,000	144,675

Marsh & McLennan Cos., Inc. sr. unsec.
notes 5 3/8s, 2014		75,000	78,100

Massachusetts Mutual Life Insurance Co.
144A notes 8 7/8s, 2039		110,000	133,996

Merrill Lynch & Co., Inc. jr. sub. bonds
7 3/4s, 2038		80,000	90,057

Merrill Lynch & Co., Inc. notes FRN Ser.
MTN, 0.482s, 2011		35,000	34,393

MetLife Capital Trust X 144A collateral
trust FRB 9 1/4s, 2068		300,000	336,318

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036		125,000	108,281

Morgan Stanley sr. unsec. notes
Ser. MTN, 5 3/4s, 2016		100,000	103,340

Nationwide Financial Services, Inc. notes
5 5/8s, 2015		35,000	32,965

Nationwide Mutual Insurance Co. 144A
notes 9 3/8s, 2039		40,000	41,429

Progressive Corp. (The) jr. unsec. sub.
unsec. deb. FRN 6.7s, 2037		625,000	547,467

Prudential Financial, Inc. sr. notes
7 3/8s, 2019		15,000	16,759

Prudential Financial, Inc. sr. notes
6.2s, 2015		15,000	15,996

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014		170,000	175,139

CORPORATE BONDS	Principal
AND NOTES (22.8%)* cont.	amount	Value

Financials cont.
Royal Bank of Scotland PLC (The)
144A company guaranty sr. unsec.
unsub. notes 4 7/8s, 2014 (United Kingdom)	$205,000	$208,217

RSHB Capital SA for OJSC Russian
Agricultural Bank sub. bonds FRB
6.97s, 2016 (Russia)	100,000	97,093

RSHB Capital SA for OJSC Russian
Agricultural Bank 144A notes 9s,
2014 (Russia)	215,000	238,930

Santander Issuances S.A. Unipersonal
144A bank guaranty sub. FRN
6 1/2s, 2019 (Spain)	500,000	528,749

Simon Property Group LP sr. unsec.
notes 6 3/4s, 2014 R	88,000	95,519

Simon Property Group LP sr. unsec.
notes 6 1/8s, 2018 R	80,000	82,880

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	90,000	88,744

VTB Capital SA 144A bonds 6 1/4s,
2035 (Russia)	100,000	94,500

VTB Capital SA 144A notes 6 7/8s,
2018 (Russia)	459,000	454,410

VTB Capital SA 144A sec. notes 6.609s,
2012 (Russia)	450,000	459,693

Wachovia Corp. sr. unsec. notes
5 3/4s, 2017	130,000	135,571

Wachovia Corp. sr. unsec. notes Ser.
MTN, 5 1/2s, 2013	120,000	128,549

Wachovia Corp. sr. unsec. notes
FRN Ser. MTNE, 0.511s, 2012	35,000	34,076

WEA Finance LLC/ WT Finance
Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	250,000	254,602

Wells Fargo Capital XV jr. sub. unsec.
company guaranty FRN 9 3/4s, 2049	105,000	113,400

		9,797,831
Government (1.6%)
Eurasian Development Bank 144A
sr. unsec. notes 7 3/8s,
2014 (Kazakhstan)	100,000	103,914

Norddeutsche Landesbank Girozentrale
bonds Ser. 7, 5 3/4s, 2010 (Germany) EUR	1,500,000	2,310,377

		2,414,291
Health care (0.8%)
Aetna, Inc. sr. unsec. unsub. notes
6 3/4s, 2037	$200,000	210,304

Eli Lilly & Co. sr. unsec. unsub. notes
5.95s, 2037	45,000	49,663

Express Scripts, Inc. sr. unsec. notes
7 1/4s, 2019	26,000	30,282

Express Scripts, Inc. sr. unsec. notes
6 1/4s, 2014	64,000	70,584

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	175,000	192,638

Merck & Co., Inc. sr. unsec. unsub.
notes 5.85s, 2039	15,000	16,335

Novartis Securities Investment, Ltd.
company guaranty sr. unsec.
notes 5 1/8s, 2019	60,000	63,775

Pfizer, Inc. sr. unsec. notes 7.2s, 2039	141,000	177,171

Pfizer, Inc. sr. unsec. notes 6.2s, 2019	44,000	49,971

CORPORATE BONDS		Principal
AND NOTES (22.8%)* cont.		amount	Value

Health care cont.
Roche Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2039		$90,000	$110,389

UnitedHealth Group, Inc. sr. unsec.
notes 5.8s, 2036		85,000	79,531

Watson Pharmaceuticals, Inc. sr.
unsec. notes 6 1/8s, 2019		75,000	77,529

WellPoint, Inc. notes 7s, 2019		80,000	90,524

			1,218,696
Technology (0.2%)
Dell, Inc. sr. unsec. notes 5 7/8s, 2019		5,000	5,382

Fiserv, Inc. sr. unsec. unsub. notes
company guaranty 6.8s, 2017		60,000	67,122

Fiserv, Inc. sr. unsec. unsub. notes
company guaranty 6 1/8s, 2012		53,000	58,239

Lexmark International Inc, sr. unsec.
notes 5.9s, 2013		105,000	108,270

Nokia Corp. sr. unsec. notes 5 3/8s,
2019 (Finland)		20,000	20,655

			259,668
Transportation (0.3%)
Burlington Northern Santa Fe Corp.
sr. unsec. notes 7s, 2014		10,000	11,437

Burlington Northern Santa Fe Corp.
sr. unsec. notes 5 3/4s, 2018		45,000	48,686

Burlington Northern Santa Fe Corp.
sr. unsec. notes 4.7s, 2019		175,000	175,762

GATX Corp. notes 4 3/4s, 2012		45,000	45,769

Union Pacific Corp. sr. unsec. notes
6 1/8s, 2020		110,000	123,189

United AirLines, Inc. pass-through
certificates Ser. 07-A, 6.636s, 2022		45,513	39,596

			444,439
Utilities and power (3.3%)
Ameren Corp. sr. unsec. notes 8 7/8s, 2014		63,000	70,655

American Water Capital Corp. sr.
unsec. bonds 6.085s, 2017		40,000	41,949

Atmos Energy Corp. sr. unsec. sub.
notes 8 1/2s, 2019		85,000	105,264

Beaver Valley II Funding debs. 9s, 2017		84,000	92,356

Bruce Mansfield Unit pass-through
certificates 6.85s, 2034		109,094	103,773

Commonwealth Edison Co. 1st mtge.
sec. bonds 5.8s, 2018		70,000	75,561

Consumers Energy Co. 1st mtge. sec.
bond 6 1/8s, 2019		120,000	132,309

Dominion Resources, Inc. sr. unsec. unsub.
notes Ser. 07-A, 6s, 2017		215,000	233,708

Duke Energy Corp. sr. unsec. notes
6 1/4s, 2018		90,000	98,158

El Paso Natural Gas Co. sr. unsec. unsub.
bonds Ser. *, 8 3/8s, 2032		105,000	124,825

Electricite de France 144A notes 6.95s,
2039 (France)		200,000	242,376

Enel Finance Intl. SA 144A company
guaranty sr. unsec. notes 5 1/8s,
2019 (Luxembourg)		175,000	176,785

FirstEnergy Corp. notes Ser. B,
6.45s, 2011		4,000	4,323

Fortum OYJ sr. unsec. notes Ser.
14, Class EMTN, 4 1/2s,
2016 (Finland)	EUR	255,000	390,977

CORPORATE BONDS		Principal
AND NOTES (22.8%)* cont.		amount	Value

Utilities and power cont.
Illinois Power Co. 1st mtge. sr. bond
9 3/4s, 2018		$30,000	$37,535

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016		125,000	125,938

ITC Holdings Corp. 144A sr. unsec.
notes 6.05s, 2018		125,000	128,856

Majapahit Holding BV 144A company
guaranty sr. unsec. notes 7 3/4s,
2020 (Indonesia)		295,000	292,498

National Fuel Gas Co. notes 5 1/4s, 2013		40,000	40,872

Nevada Power Co. notes 6 1/2s, 2018		195,000	213,410

NiSource Finance Corp. company
guaranty sr. unsec. unsub. notes
7 7/8s, 2010		185,000	194,897

Pacific Gas & Electric Co. sr. notes
8 1/4s, 2018		30,000	37,720

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012		98,614	100,567

Public Service Co. of Colorado 1st mtge.
sec. bond 5.8s, 2018		70,000	78,424

Spectra Energy Capital, LLC company
guaranty sr. unsec. notes 5.9s, 2013		140,000	152,055

Spectra Energy Capital, LLC company
guaranty sr. unsec. notes 5.65s, 2020		20,000	20,559

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes
6.2s, 2018		75,000	80,854

Teco Energy, Inc. sr. notes FRN
2.281s, 2010		125,000	124,688

Texas-New Mexico Power Co. 144A
1st mtge. sec. 9 1/2s, 2019		190,000	232,282

Union Electric Co. 1st mtge. sr. sec.
bond 6.7s, 2019		45,000	50,980

Veolia Environnement sr. unsub.
notes Ser. EMTN, 5 3/8s,
2018 (France)	EUR	505,000	792,001

West Penn Power Co. 144A 1st mtge.
5.95s, 2017		$170,000	176,360

Westar Energy, Inc. 1st mtge. sec.
bonds 8 5/8s, 2018		145,000	178,285

			4,951,800

Total corporate bonds and notes (cost $31,214,937)			$34,254,843

FOREIGN GOVERNMENT		Principal
BONDS AND NOTES (7.2%)*		amount/units	Value

Argentina (Republic of) sr. unsec.
unsub. bonds FRB 0.943s, 2012		$1,080,000	$340,200

Brazil (Federal Republic of) notes
zero %, 2012	BRL	837	477,722

Brazil (Federal Republic of) sr.
notes 5 7/8s, 2019		$100,000	105,750

Canada (Government of) bonds
5 3/4s, 2033	CAD	750,000	876,146

Croatia (Republic of) 144A notes
6 3/4s, 2019		$265,000	267,451

Denmark (Kingdom of) bonds
6s, 2009	DKK	9,640,000	1,911,000

France (Government of) bonds
4s, 2013	EUR	63	99

Japan (Government of) 30 yr
bonds Ser. 23, 2 1/2s, 2036	JPY	106,000,000	1,245,282

FOREIGN GOVERNMENT		Principal
BONDS AND NOTES (7.2%)* cont.		amount/units	Value

Netherlands (Government of)
bonds 5s, 2012	EUR	2,500,000	$3,992,329

Sweden (Government of) debs. Ser.
1041, 6 3/4s, 2014	SEK	3,585,000	595,793

United Kingdom bonds
4 1/4s, 2036	GBP	610,000	1,016,988

Total foreign government bonds
and notes (cost $9,143,462)			$10,828,760

		Principal
ASSET-BACKED SECURITIES (5.4%)*		amount	Value

Ace Securities Corp. FRB Ser. 06-OP2,
Class A2C, 0.394s, 2036		$56,000	$15,036

BankAmerica Manufactured Housing
Contract Trust Ser. 97-2, Class M, 6.9s, 2028		19,000	27,130

Bay View Auto Trust Ser. 05-LJ2, Class D,
5.27s, 2014		82,000	82,138

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 5.119s, 2034		15,132	2,072

Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030 F		236,798	135,079
Ser. 00-A, Class A2, 7.575s, 2030		50,540	28,225
Ser. 99-B, Class A-5, 7.44s, 2020 F		144,602	75,963
Ser. 99-B, Class A4, 7.3s, 2016		143,371	75,153
Ser. 99-B, Class A3, 7.18s, 2015		228,902	121,868

Conseco Finance Securitizations Corp.
FRB Ser. 02-1, Class M1A, 2.296s, 2033		418,000	239,946
Ser. 02-2, Class A, IO, 8 1/2s, 2033		241,512	13,283
Ser. 00-4, Class A6, 8.31s, 2032		645,063	502,980
Ser. 00-5, Class A7, 8.2s, 2032		190,712	156,800
Ser. 00-1, Class A5, 8.06s, 2031		116,853	85,698
Ser. 00-4, Class A5, 7.97s, 2032		40,104	30,503
Ser. 00-5, Class A6, 7.96s, 2032		80,802	65,393
Ser. 01-4, Class A4, 7.36s, 2033 F		207,039	212,303
Ser. 00-6, Class A5, 7.27s, 2031		27,808	25,542
Ser. 01-1, Class A5, 6.99s, 2032		314,093	315,663

Countrywide Asset Backed Certificates
FRB Ser. 04-6, Class 2A5, 0.634s, 2034		74,121	56,745

CS First Boston Mortgage Securities Corp.
144A Ser. 04-FR1N, Class A, 5s, 2034
(In default) F †		11,121	1

First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7,
Class 2A3, 0.394s, 2036		87,000	33,285

Fremont Home Loan Trust FRB Ser. 05-E,
Class 2A4, 0.574s, 2036		124,000	51,507

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C,
7.589s, 2043 F	GBP	217,605	80,528
FRB Ser. 03-2, Class 2C1,
5.2s, 2043 F	EUR	455,000	168,379

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$188,219	159,045
Ser. 94-4, Class B2, 8.6s, 2019		80,451	41,783
Ser. 99-5, Class A5, 7.86s, 2030		1,008,848	850,863
Ser. 95-4, Class B1, 7.3s, 2025		84,541	68,443
Ser. 97-6, Class M1, 7.21s, 2029		14,000	10,612
Ser. 96-1, Class M1, 7s, 2027		116,475	102,291
Ser. 93-3, Class B, 6.85s, 2018		3,802	3,366
Ser. 98-3, Class A6, 6.76s, 2030		218,497	208,955
Ser. 99-3, Class A7, 6.74s, 2031 F		228,109	187,093
Ser. 99-1, Class A6, 6.37s, 2025		22,000	21,072
Ser. 99-1, Class A5, 6.11.s, 2023		7,320	7,319

	Principal
ASSET-BACKED SECURITIES (5.4%)* cont.	amount	Value

Greenpoint Manufactured Housing Ser. 00-3,
Class IA, 8.45s, 2031	$853,163	$708,125

GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	1,236	1,224

Guggenheim Structured Real Estate Funding,
Ltd. 144A FRB Ser. 05-1A, Class E,
2.044s, 2030	56,488	3,389

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 0.964s, 2036	141,125	77,619

Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 0.574s, 2036	63,000	30,538

Lehman XS Trust
FRB Ser. 07-6, Class 2A1, 0.454s, 2037	507,299	195,767
Ser. 07-6, Class 3A6, 6 1/2s, 2037	989,871	692,909

LNR CDO, Ltd. 144A FRB Ser. 02-1A,
Class FFL, 2.994s, 2037	300,000	45,000

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012 F	362,866	174,176

Long Beach Mortgage Loan Trust FRB
Ser. 06-4, Class 2A4, 0.504s, 2036	59,000	20,652

Marriott Vacation Club Owner Trust 144A
Ser. 04-1A, Class C, 5.265s, 2026	11,193	8,649

Merrill Lynch Mortgage Investors, Inc.
Ser. 04-WMC3, Class B3, 5s, 2035	9,884	326

Morgan Stanley ABS Capital I FRB Ser. 04-HE8,
Class B3, 3.444s, 2034	13,329	1,002

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.404s, 2036	74,000	41,507
FRB Ser. 06-2, Class A2C, 0.394s, 2036	74,000	38,567

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	80,668	38,317
Ser. 99-D, Class A1, 7.84s, 2029	188,131	165,722
Ser. 00-A, Class A2, 7.765s, 2017	28,355	16,298
Ser. 00-D, Class A4, 7.4s, 2030	309,000	214,249
Ser. 02-B, Class A4, 7.09s, 2032	76,595	59,799
Ser. 01-D, Class A4, 6.93s, 2031	164,489	120,328
Ser. 98-A, Class M, 6.825s, 2028	12,000	5,703
Ser. 01-E, Class A4, 6.81s, 2031	10,471	7,853
Ser. 01-C, Class A2, 5.92s, 2017	94,961	40,820
Ser. 01-D, Class A3, 5.9s, 2022	56,201	31,397
Ser. 02-C, Class A1, 5.41s, 2032	241,316	177,367
Ser. 01-E, Class A2, 5.05s, 2019	240,249	158,564
Ser. 02-A, Class A2, 5.01s, 2020	119,946	62,532

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	50,064	44,512

People’s Financial Realty Mortgage Securities
Trust FRB Ser. 06-1, Class 1A2, 0.374s, 2036	106,430	35,207

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s, 2034 (In default) F †	30,709	1

Securitized Asset Backed Receivables, LLC
FRB Ser. 07-BR5, Class A2A, 0.374s, 2037	110,100	74,317
FRB Ser. 07-BR4, Class A2A, 0.334s, 2037	97,003	62,567

SG Mortgage Securities Trust FRB Ser.
06-OPT2, Class A3D, PO, 0.454s, 2036	125,000	44,417

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.414s, 2036	59,000	39,552
FRB Ser. 06-3, Class A3, 0.404s, 2036	25,000	14,423

Structured Asset Investment Loan Trust
FRB Ser. 06-BNC2, Class A6, 0.504s, 2036	59,000	5,082

TIAA Real Estate CDO, Ltd. 144A FRB
Ser. 02-1A, Class III, 7.6s, 2037	188,000	22,560

WAMU Asset-Backed Certificates FRB
Ser. 07-HE2, Class 2A1, 0.354s, 2037	560,374	378,252

Total asset-backed securities (cost $11,420,301)		$8,121,351

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (3.6%)*	amount	Value

U.S. Government Guaranteed
Mortgage Obligations (0.3%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from August 20,
2037 to October 20, 2037	$345,808	$369,582

		369,582
U.S. Government Agency
Mortgage Obligations (3.3%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from July 1, 2021 to
September 1, 2021	88,087	94,879
5 1/2s, June 1, 2035	100,630	107,178
5 1/2s, April 1, 2020	101,244	108,963

Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from March 1, 2033
to April 1, 2035	324,604	356,760
6 1/2s, with due dates from
September 1, 2036 to
November 1, 2037	339,091	364,908
6 1/2s, TBA, November 1, 2039	2,000,000	2,146,875
6s, July 1, 2037	35,565	37,906

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (3.6%)* cont.	amount	Value

Federal National Mortgage Association
Pass-Through Certificates
6s, with due dates from May 1, 2021
to October 1, 2021	$238,080	$256,439
5 1/2s, with due dates from
February 1, 2018 to March 1, 2021	218,710	235,053
5s, May 1, 2037	730,243	757,970
5s, with due dates from May 1, 2020
to March 1, 2021	40,153	42,723
4s, with due dates from May 1, 2019
to September 1, 2020	499,234	520,185

		5,029,839

Total U.S. government and agency
mortgage obligations (cost $5,224,978)		$5,399,421

U.S. TREASURY OBLIGATIONS (0.9%)*	Principal	Value
	amount

U.S. Treasury Bonds 6 1/4s, May 15, 2030	$646,000	$828,697

U.S. Treasury Notes 4 1/2s, May 15, 2017 [i]	123,000	137,309

U.S. Treasury Notes 4 1/8s, August 31, 2012 [i]	353,000	383,189

Total U.S. treasury obligations (cost $1,268,359)		$1,349,195

PURCHASED OPTIONS OUTSTANDING (2.1%)*	Expiration date/	Contract	Value
	strike price	amount

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay
a fixed rate of 5.03% versus the three month USD-LIBOR-BBA maturing February 16, 2020.	Feb-10/5.03	$6,600,000	$21,967

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay
a fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	9,000,000	1

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive
a fixed rate of 4.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	Jun-10/4.23	8,258,000	471,442

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive
a fixed rate of 4.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	Jun-10/4.235	8,258,000	474,378

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive
a fixed rate of 5.03% versus the three month USD-LIBOR-BBA maturing February 16, 2020.	Feb-10/5.03	6,600,000	766,326

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive
a fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	9,000,000	1,375,740

Total purchased options outstandings (cost $1,846,505)			$3,109,854

SENIOR LOANS (0.3%)* [c]	Principal amount	Value

Affinion Group, Inc. bank term loan FRN Ser. B, 2.746s, 2013	$26,736	$25,560

Allison Transmission, Inc. bank term loan FRN Ser. B, 3.009s, 2014	25,970	23,220

Aramark Corp. bank term loan FRN 2.145s, 2014	1,613	1,478

Aramark Corp. bank term loan FRN Ser. B, 2.156s, 2014	24,581	22,519

Charter Communications, Inc. bank term loan FRN 6 1/4s, 2014	26,528	24,050

Energy Future Holdings Corp. bank term loan FRN Ser. B2, 3.745s, 2014	26,526	20,504

First Data Corp. bank term loan FRN Ser. B1, 2.997s, 2014	26,526	22,776

Freescale Semiconductor, Inc. bank term loan FRN Ser. B, 1.996s, 2013	17,560	14,223

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2, 3.282s, 2015	21,785	17,277

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN 2.383s, 2014	1,068	839

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN Ser. B, 2.258s, 2014	18,707	14,685

Intelsat Corp. bank term loan FRN Ser. B2, 2.746s, 2011	8,840	8,331

Intelsat Corp. bank term loan FRN Ser. B2-A, 2.746s, 2013	8,842	8,334

Intelsat Corp. bank term loan FRN Ser. B2-C, 2.746s, 2013	8,840	8,331

Level 3 Communications, Inc. bank term loan FRN 2.53s, 2014	27,000	23,444

MetroPCS Wireless, Inc. bank term loan FRN 2.661s, 2013	26,522	24,868

National Bedding Co. bank term loan FRN 2.317s, 2011	11,788	10,678

Nielsen Finance LLC/Nielsen Finance Co. bank term loan FRN Ser. B, 3.994s, 2016	17,173	16,075

Nielsen Finance LLC/Nielsen Finance Co. bank term loan FRN Ser. TA, 2.244s, 2013	8,245	7,656

SENIOR LOANS (0.3%)* [c] cont.	Principal amount	Value

NRG Energy, Inc. bank term loan FRN 2.022s, 2014	$15,859	$14,896

NRG Energy, Inc. bank term loan FRN 0.183s, 2014	8,528	8,010

Polypore, Inc. bank term loan FRN Ser. B, 2.52s, 2014	26,525	24,602

Spectrum Brands, Inc. bank term loan FRN 1 1/2s, 2013	1,723	1,680

Spectrum Brands, Inc. bank term loan FRN Ser. B1, 8s, 2013	24,972	24,354

Sun Healthcare Group, Inc. bank term loan FRN 0.183s, 2014	4,502	4,229

Sun Healthcare Group, Inc. bank term loan FRN Ser. B, 2.522s, 2014	30,197	28,367

SunGard Data Systems, Inc. bank term loan FRN 1.994s, 2014	1,221	1,143

SunGard Data Systems, Inc. bank term loan FRN Ser. B, 4.074s, 2016	25,302	24,479

TW Telecom, Inc. bank term loan FRN Ser. B, 2.013s, 2013	26,523	25,396

Univision Communications, Inc. bank term loan FRN Ser. B, 2.533s, 2014	27,000	21,658

Wesco Aircraft Hardware Corp. bank term loan FRN 2 1/2s, 2013	27,000	25,414

West Corp. bank term loan FRN 2.619s, 2013	26,591	24,317

Total senior loans (cost $534,245)		$523,393

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$100,000	$103,182

North TX, Thruway Auth. Rev. Bonds (Build America Bonds), 6.718s, 1/1/49	95,000	103,597

Tobacco Settlement Fin. Auth. of WVA Rev. Bonds, Ser. A, 7.467s, 6/1/47	165,000	125,379

Total municipal bonds and notes (cost $360,721)		$332,158

SHORT-TERM INVESTMENTS (23.3%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	29,505,506	$29,505,506

SSgA Prime Money Market Fund [i]	$970,000	970,000

U.S. Treasury Bills for effective yields ranging from 0.45% to 0.48%, November 19, 2009 #	176,000	175,958

U.S. Treasury Cash Management Bills for effective yields ranging from 0.31% to 0.47%, April 1, 2010 # ##	1,100,000	1,097,809

U.S. Treasury Cash Management Bills for effective yields ranging from 0.31% to 0.35%, July 15, 2010 # ##	2,115,000	2,109,820

U.S. Treasury Cash Management Bills for an effective yield of 0.40%, June 10, 2010 # ##	1,180,000	1,177,233

Total short-term investments (cost $35,036,584)		$35,036,326

TOTAL INVESTMENTS

Total investments (cost $155,011,490)		$163,759,837

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli Shekel
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
SEK	Swedish Krona
USD / $	United States Dollar
Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNB	Medium Term Notes Class B

Key to holding’s abbreviations
MTNE	Medium Term Notes Class E
PO	Principal Only
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $150,483,093.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at October 31, 2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at October 31, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at October 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (” ASC 820” ) disclosures based on the securities valuation inputs.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At October 31, 2009, liquid assets totaling $67,111,191 have been segregated to cover open swap contracts and futures contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at October 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income.
The interest rates shown are the current interest rates at October 31, 2009.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at October 31, 2009 (as a percentage of Portfolio Value):
United States	86.4%	Denmark	1.2%	France	0.6%

Netherlands	2.5	Russia	1.0	Spain	0.5

United Kingdom	1.8	Canada	0.8	Other	2.8

Germany	1.6	Japan	0.8	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 10/31/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $88,797,140)	Value	face value	date	(depreciation)

Australian Dollar	$6,710,438	$6,595,018	11/18/09	$115,420

British Pound	6,246,209	6,070,928	11/18/09	175,281

Canadian Dollar	355,843	365,624	11/18/09	(9,781)

Czech Koruna	174,539	179,645	11/18/09	(5,106)

Euro	39,585,203	39,472,372	11/18/09	112,831

Hungarian Forint	160,576	164,015	11/18/09	(3,439)

Japanese Yen	27,908,473	28,146,872	11/18/09	(238,399)

Malaysian Ringgit	285,706	288,389	11/18/09	(2,683)

Mexican Peso	358,336	350,993	11/18/09	7,343

Norwegian Krone	1,407,465	1,411,298	11/18/09	(3,833)

Polish Zloty	868,439	871,426	11/18/09	(2,987)

Singapore Dollar	243,835	245,781	11/18/09	(1,946)

South African Rand	509,809	534,974	11/18/09	(25,165)

South Korean Won	1,060,800	1,073,818	11/18/09	(13,018)

Swedish Krona	999,281	1,006,038	11/18/09	(6,757)

Swiss Franc	1,616,473	1,615,510	11/18/09	963

Taiwan Dollar	400,468	404,439	11/18/09	(3,971)

Total				$94,753

				Unrealized
FORWARD CURRENCY CONTRACTS TO SELL at 10/31/09		Aggregate	Delivery	appreciation/
(aggregate face value $15,343,302)	Value	face value	date	(depreciation)

Australian Dollar	$562,909	$548,721	11/18/09	$(14,188)

Brazilian Real	448,153	449,631	11/18/09	1,478

British Pound	873,345	858,215	11/18/09	(15,130)

Canadian Dollar	2,023,053	2,042,229	11/18/09	19,176

Czech Koruna	418,996	432,170	11/18/09	13,174

Danish Krone	1,328,534	1,323,565	11/18/09	(4,969)

Euro	3,984,693	3,962,181	11/18/09	(22,512)

Norwegian Krone	237,354	244,601	11/18/09	7,247

Polish Zloty	208,316	209,485	11/18/09	1,169

South African Rand	213,348	224,288	11/18/09	10,940

Swedish Krona	887,671	893,436	11/18/09	5,765

Swiss Franc	4,145,994	4,154,780	11/18/09	8,786

Total				$10,936

FUTURES CONTRACTS OUTSTANDING at 10/31/09				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 10 yr (Long)	6	$3,824,434	Dec-09	$(6,438)

Canadian Government Bond 10 yr (Long)	4	446,606	Dec-09	3,337

Euro-Bobl 5 yr (Short)	73	12,429,127	Dec-09	(17,917)

Euro-Bund 10 yr (Short)	12	2,154,119	Dec-09	(13,047)

Euro-Buxl 30 yr Bond (Long)	12	1,736,019	Dec-09	9,145

Euro-Schatz 2 yr (Long)	4	637,341	Dec-09	(604)

Japanese Government Bond 10 yr (Long)	4	6,134,252	Dec-09	(30,897)

Japanese Government Bond 10 yr Mini (Long)	42	6,437,697	Dec-09	(19,580)

U.K. Gilt 10 yr (Long)	5	974,694	Dec-09	(3,453)

U.S. Treasury Bond 20 yr (Long)	273	32,802,656	Dec-09	93,749

U.S. Treasury Note 10 yr (Long)	58	6,879,344	Dec-09	(55,722)

U.S. Treasury Note 5 yr (Long)	50	5,822,656	Dec-09	14,237

Total				$(27,190)

WRITTEN OPTIONS OUTSTANDING at 10/31/09	Contract	Expiration date/
(premiums received $10,922,084)	amount	strike price	Value

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	$4,890,000	Aug-11/4.475	$327,434

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	4,486,000	Aug-11/4.55	317,250

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	6,125,000	Aug-11/4.70	481,303

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing August 16, 2021.	5,651,000	Aug-11/4.765	463,156

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	4,890,000	Aug-11/4.475	264,109

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	4,486,000	Aug-11/4.55	231,657

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	6,125,000	Aug-11/4.70	287,201

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing August 16, 2021.	5,651,000	Aug-11/4.765	257,799

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	8,972,000	Aug-11/4.49	607,584

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	6,909,000	Jul-11/4.52	479,830

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	3,454,500	Jul-11/4.5475	244,751

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	8,972,000	Aug-11/4.49	479,464

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	6,909,000	Jul-11/4.52	352,359

WRITTEN OPTIONS OUTSTANDING at 10/31/09	Contract	Expiration date/
(premiums received $10,922,084) cont.	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	$3,454,500	Jul-11/4.5475	$173,416

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing October 14, 2020.	2,388,700	Oct-10/4.02	110,525

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.40% versus the three month USD-LIBOR-BBA maturing November 9, 2019.	14,966,000	Nov-09/4.40	1,065,130

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	7,367,000	Jul-11/4.46	489,537

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	7,367,000	Jul-11/4.525	513,480

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	11,050,500	Jul-11/4.745	893,422

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	3,954,500	May-12/5.51	468,423

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing October 14, 2020.	2,388,700	Oct-10/4.02	108,447

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.40% versus the three month USD-LIBOR-BBA maturing November 9, 2019.	14,966,000	Nov-09/4.40	1

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	7,367,000	Jul-11/4.46	389,051

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	7,367,000	Jul-11/4.525	373,317

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	11,050,500	Jul-11/4.745	493,642

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	8,258,000	Jun-10/5.23	78,068

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	8,258,000	Jun-10/5.235	79,165

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	3,954,500	May-12/5.51	156,835

Total			$10,186,356

TBA SALE COMMITMENTS OUTSTANDING at 10/31/09
(proceeds receivable $2,146,250)	Principal	Settlement
Agency	amount	date	Value

FNMA, 6 1/2s, November 1, 2039	$2,000,000	11/12/09	$2,146,875

Total			$2,146,875

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.	$47,892,000	$(3,793)	10/6/11	1.22%	3 month USD-LIBOR-	$(63,757)
					BBA

	3,211,200	—	10/7/14	2.545%	3 month USD-LIBOR-	8,608
					BBA

	5,900,000	—	7/18/13	4.14688%	3 month USD-LIBOR-	(486,465)
					BBA

	48,160,000	—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	1,326,295

	6,774,000	—	9/18/38	4.36125%	3 month USD-LIBOR-	(298,615)
					BBA

	83,132,000	—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	1,984,971

	3,364,000	(14,175)	10/8/38	3 month USD-LIBOR-BBA	4.30%	91,010

	2,724,000	—	10/28/14	2.8175%	3 month USD-LIBOR-	(21,965)
					BBA

	8,981,000	—	10/26/12	4.6165%	3 month USD-LIBOR-	(738,545)
					BBA

	2,580,000	—	5/8/28	4.95%	3 month USD-LIBOR-	(378,787)
					BBA

Barclays Bank PLC	9,735,000	—	12/9/20	3 month USD-LIBOR-BBA	2.91875%	(573,505)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09 cont.

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.	JPY	222,000,000		$—	9/11/16	1.8675%	6 month JPY-LIBOR-	$(122,977)
							BBA

		$14,626,000	F	—	11/2/14	2.785%	3 month USD-LIBOR-	(85,218)
							BBA

		3,390,000		18,363	11/3/19	3.67%	3 month USD-LIBOR-	(1)
							BBA

		3,300,000		—	8/12/14	3 month USD-LIBOR-BBA	3.1925%	110,793

		14,200,000		—	8/14/14	3 month USD-LIBOR-BBA	3.10%	411,285

	MXN	12,100,000		—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	60,822

	MXN	3,630,000		—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	19,120

		$27,682,000		—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	1,402,315

		6,548,000		—	9/18/38	4.45155%	3 month USD-LIBOR-	(390,853)
							BBA

		40,458,000		—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	989,879

		23,214,000		—	2/24/16	2.77%	3 month USD-LIBOR-	225,514
							BBA

		722,000		—	8/18/39	3 month USD-LIBOR-BBA	4.24%	18,421

	EUR	9,680,000	E	—	8/28/24	6 month EUR-EURIBOR-	4.835%	(22,237)
						REUTERS

		$7,224,000		—	3/27/14	3 month USD-LIBOR-BBA	2.335%	(22,228)

	MXN	6,500,000		—	3/28/13	1 month MXN-TIIE-BANXICO	6.9425%	(621)

		$1,938,000		—	4/6/39	3.295%	3 month USD-LIBOR-	278,116
							BBA

		4,552,000		—	5/11/39	3.8425%	3 month USD-LIBOR-	154,019
							BBA

Citibank, N.A., London	JPY	530,000,000		—	2/10/16	6 month JPY-LIBOR-BBA	1.755%	260,549

Credit Suisse		$9,069,000		—	10/9/10	3 month USD-LIBOR-BBA	2.81%	208,002
International

		20,955,000		14,701	10/31/13	3.80%	3 month USD-LIBOR-	(1,201,736)
							BBA

		11,200,000		—	7/30/19	3 month USD-LIBOR-BBA	3.87%	428,925

	GBP	2,560,000		—	8/25/11	1.98%	6 month GBP-LIBOR-	(22,217)
							BBA

		$4,740,000		(50,663)	12/10/38	2.69%	3 month USD-LIBOR-	1,081,013
							BBA

		13,660,000		89,944	12/10/28	3 month USD-LIBOR-BBA	2.81%	(2,049,488)

		6,050,000		—	6/30/38	2.71%	3 month USD-LIBOR-	1,416,199
							BBA

		12,386,000		—	1/22/14	2.03719%	3 month USD-LIBOR-	108,209
							BBA

		3,215,000		—	2/5/14	2.475%	3 month USD-LIBOR-	(24,495)
							BBA

		1,047,000		—	2/5/29	3 month USD-LIBOR-BBA	3.35%	(91,645)

		9,864,000		—	9/24/24	3.975%	3 month USD-LIBOR-	(104,104)
							BBA

		2,402,500		—	10/13/29	4.05%	3 month USD-LIBOR-	(4,985)
							BBA

	CHF	8,430,000		—	11/17/11	2.5125%	6 month CHF-LIBOR-	(432,721)
							BBA

		$1,730,000		—	4/28/39	3.50375%	3 month USD-LIBOR-	189,053
							BBA

	SEK	19,790,000	E	—	6/8/11	2.11%	3 month SEK-STIBOR-	(9,905)
							SIDE

	SEK	19,790,000	E	—	6/8/12	3 month SEK-STIBOR-SIDE	3.275%	(308)

	SEK	6,600,000	E	—	6/8/11	2.22%	3 month SEK-STIBOR-	(4,311)
							SIDE

	SEK	6,600,000	E	—	6/8/12	3 month SEK-STIBOR-SIDE	3.37%	747

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09 cont.

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG	$10,402,000	$—	4/21/14	2.51%	3 month USD-LIBOR-	$(20,498)
					BBA

	89,940,000	—	5/12/11	1.43%	3 month USD-LIBOR-	(1,208,872)
					BBA

	3,326,500	—	10/13/29	4.03%	3 month USD-LIBOR-	2,445
					BBA

	2,298,000	—	9/23/38	4.75%	3 month USD-LIBOR-	(254,389)
					BBA

	47,500,000	—	11/25/13	3 month USD-LIBOR-BBA	2.95409%	1,734,055

	7,586,000	—	11/28/13	3 month USD-LIBOR-BBA	2.8725%	249,023

	2,083,000	—	12/16/28	3 month USD-LIBOR-BBA	2.845%	(317,154)

	2,000,000	—	12/22/13	2.008%	3 month USD-LIBOR-	14,012
					BBA

	1,345,000	—	12/24/13	2.165%	3 month USD-LIBOR-	449
					BBA

	6,046,000	—	12/30/13	2.15633%	3 month USD-LIBOR-	7,518
					BBA

	4,679,000	—	1/9/14	3 month USD-LIBOR-BBA	2.165%	(8,966)

	3,116,000	—	1/22/29	3 month USD-LIBOR-BBA	2.8875%	(466,116)

	2,477,000	—	1/22/14	2.055%	3 month USD-LIBOR-	19,710
					BBA

	5,244,000	—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(574,218)

	12,620,000	—	1/30/11	3 month USD-LIBOR-BBA	1.45%	157,998

	52,041,000	—	2/3/14	2.44%	3 month USD-LIBOR-	(326,642)
					BBA

	21,426,000	—	2/3/24	3 month USD-LIBOR-BBA	3.27%	(1,341,364)

	3,306,000	—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(301,384)

	9,251,000	—	2/5/14	2.44661%	3 month USD-LIBOR-	(59,125)
					BBA

	28,569,000	—	2/6/14	2.5529%	3 month USD-LIBOR-	(311,126)
					BBA

	10,509,000	—	2/6/29	3 month USD-LIBOR-BBA	3.42575%	(809,916)

	1,000,000	—	2/6/14	2.5675%	3 month USD-LIBOR-	(11,525)
					BBA

	18,943,000	—	2/10/14	2.5825%	3 month USD-LIBOR-	(223,148)
					BBA

	6,027,000	—	2/10/29	3 month USD-LIBOR-BBA	3.4725%	(427,661)

	6,549,000	—	2/25/14	2.4675%	3 month USD-LIBOR-	(35,700)
					BBA

	1,000,000	—	3/10/16	3 month USD-LIBOR-BBA	2.845%	(6,576)

	153,000,000	—	3/16/11	1.6725%	3 month USD-LIBOR-	(2,063,003)
					BBA

	75,000,000	—	3/16/16	3 month USD-LIBOR-BBA	2.85%	(519,333)

	19,000,000	—	3/16/29	3.29%	3 month USD-LIBOR-	1,887,544
					BBA

	46,139,000	—	3/20/11	3 month USD-LIBOR-BBA	1.43%	445,540

	19,600,000	—	3/23/11	3 month USD-LIBOR-BBA	1.45%	193,786

	63,000,000	—	3/30/14	2.36%	3 month USD-LIBOR-	147,980
					BBA

	6,628,000	(17,844)	10/2/39	3.91%	3 month USD-LIBOR-	226,526
					BBA

	1,837,000	(2,894)	10/2/29	3.85%	3 month USD-LIBOR-	42,825
					BBA

	24,572,000	(8,563)	10/2/19	3.45%	3 month USD-LIBOR-	141,569
					BBA

	9,348,000	2,030	10/2/11	3 month USD-LIBOR-BBA	1.29%	28,580

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09 cont.

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs		$3,393,000		$—	5/30/28	5.014%	3 month USD-LIBOR-	$(520,246)
International							BBA

	JPY	139,000,000		—	6/10/16	1.953%	6 month JPY-LIBOR-	(91,405)
							BBA

	GBP	5,110,000		—	8/20/11	2.0225%	6 month GBP-LIBOR-	(52,806)
							BBA

	AUD	4,550,000	E	—	2/14/12	3 month AUD-BBR-BBSW	4.39%	(56,067)

	EUR	10,870,000		—	9/22/11	6 month EUR-EURIBOR-	1.718%	(1,387)
						REUTERS

	EUR	12,260,000		—	9/25/11	6 month EUR-EURIBOR-	1.718%	(3,689)
						REUTERS

	GBP	11,090,000		—	9/23/11	1.9475%	6 month GBP-LIBOR-	(66,736)
							BBA

		$2,653,700		—	10/16/29	4.0975%	3 month USD-LIBOR-	(22,427)
							BBA

		1,162,200		—	10/20/29	4.1225%	3 month USD-LIBOR-	(13,383)
							BBA

JPMorgan Chase		809,000		—	3/11/38	5.0025%	3 month USD-LIBOR-	(125,464)
Bank, N.A.							BBA

		6,839,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	274,121

		18,147,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	182,049

		3,922,000		—	4/7/13	3 month USD-LIBOR-BBA	3.58406%	209,718

		6,903,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	197,051

		4,186,000		—	5/28/11	3 month USD-LIBOR-BBA	1.3375%	46,100

		15,327,000		—	6/9/11	3 month USD-LIBOR-BBA	1.7675%	294,543

		5,578,000		—	6/10/11	3 month USD-LIBOR-BBA	1.81%	111,745

		1,314,000		(2,584)	10/9/14	3 month USD-LIBOR-BBA	2.61%	(2,330)

		12,646,000		4,355	10/9/11	1.24%	3 month USD-LIBOR-	(13,427)
							BBA

		2,800,000		—	10/21/29	3 month USD-LIBOR-BBA	4.0428%	578

	ILS	5,730,000	F	—	10/23/11	3 month TELBOR03	2.8967%	3,572

		$5,103,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	165,618

		18,666,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	595,014

	CAD	4,100,000		—	6/9/12	6 month CAD-BA-CDOR	1.95%	35,860

	CAD	1,310,000		—	6/9/14	2.725%	6 month CAD-BA-CDOR	(14,794)

	CAD	6,530,000		—	6/9/10	0.57%	1 month CAD-BA-CDOR	(6,900)

	AUD	1,520,000		—	6/26/19	6 month AUD-BBR-BBSW	6.05%	1,725

	CAD	1,520,000		—	6/25/19	3.626%	6 month CAD-BA-CDOR	(24,021)

	JPY	153,840,000		—	9/18/15	1.19%	6 month JPY-LIBOR-	(18,535)
							BBA

		$4,340,000		—	9/23/38	4.70763%	3 month USD-LIBOR-	(448,650)
							BBA

		2,297,000		—	10/22/10	3 month USD-LIBOR-BBA	2.78%	50,985

		2,802,000		—	10/23/13	3 month USD-LIBOR-BBA	3.535%	135,994

	EUR	11,390,000		—	11/4/18	6 month EUR-EURIBOR-	4.318%	1,768,465
						REUTERS

	JPY	1,650,000,000		—	11/10/15	6 month JPY-LIBOR-BBA	1.3225%	365,114

	JPY	89,500,000	E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(19,207)

	JPY	120,300,000	E	—	7/28/39	2.40%	6 month JPY-LIBOR-	15,642
							BBA

		$5,815,000		—	8/3/14	3 month USD-LIBOR-BBA	3.061%	163,835

	EUR	15,200,000		—	12/11/13	6 month EUR-EURIBOR-	3.536%	1,382,850
						REUTERS

	PLN	2,820,000		—	1/26/11	6 month PLN-WIBOR-WIBO	4.177%	12,247

		$7,700,000		—	8/4/14	3 month USD-LIBOR-BBA	2.89%	153,685

	HUF	87,000,000		—	8/6/14	6 month HUF-BUBOR-REUTERS	7.08%	1,994

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09 cont.

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase		$6,000,000		$—	8/12/11	1.735%	3 month USD-LIBOR-	$(84,991)
Bank, N.A. cont.							BBA

		3,000,000		—	8/12/14	3 month USD-LIBOR-BBA	3.26%	110,375

		30,300,000		—	8/13/11	1.67589%	3 month USD-LIBOR-	(391,214)
							BBA

		8,300,000		—	8/13/14	3 month USD-LIBOR-BBA	3.1475%	260,121

	HUF	22,900,000		—	8/27/14	6 month HUF-BUBOR-REUTERS	6.94%	154

	JPY	730,000,000		—	6/6/13	1.83%	6 month JPY-LIBOR-	(350,268)
							BBA

		$2,310,000		—	1/27/24	3.1%	3 month USD-LIBOR-	185,157
							BBA

	AUD	3,640,000	E	—	1/27/12	3 month AUD-BBR-BBSW	4.21%	(49,932)

		$1,155,000		—	2/3/24	3 month USD-LIBOR-BBA	3.2825%	(70,644)

		22,000,000		—	3/3/11	3 month USD-LIBOR-BBA	1.68283%	308,731

		2,105,000		—	3/6/39	3.48%	3 month USD-LIBOR-	228,789
							BBA

	EUR	1,610,000	E	—	9/17/29	6 month EUR-EURIBOR-	4.944%	16,098
						REUTERS

		$15,464,400		—	9/22/11	1.335%	3 month USD-LIBOR-	(66,879)
							BBA

	CAD	2,050,000		—	3/16/11	0.98%	3 month CAD-BA-CDOR	(2,718)

	CAD	450,000		—	3/16/19	3 month CAD-BA-CDOR	2.7%	(26,697)

	CAD	2,110,000		—	3/17/13	1.56%	3 month CAD-BA-CDOR	39,625

	CAD	670,000		—	3/17/24	3 month CAD-BA-CDOR	3.46%	(41,665)

		$18,953,000		—	3/23/16	3 month USD-LIBOR-BBA	2.6125%	(416,129)

		17,000,000		—	3/24/11	3 month USD-LIBOR-BBA	1.4625%	170,708

		1,500,000		—	4/1/24	3 month USD-LIBOR-BBA	3.17%	(119,502)

		12,400,000		—	4/3/11	3 month USD-LIBOR-BBA	1.365%	100,596

		4,620,000		—	4/3/13	1.963%	3 month USD-LIBOR-	6,679
							BBA

		26,580,000		—	4/3/14	2.203%	3 month USD-LIBOR-	252,835
							BBA

		14,520,000		—	4/9/11	3 month USD-LIBOR-BBA	1.5025%	144,714

Merrill Lynch Capital	JPY	139,000,000		—	6/10/16	1.99625%	6 month JPY-LIBOR-	(95,954)
Services, Inc.							BBA

Merrill Lynch	JPY	69,500,000		—	6/11/17	2.05625%	6 month JPY-LIBOR-	(50,290)
Derivative Products							BBA
AG

Morgan Stanley		$1,400,000		—	7/30/19	3 month USD-LIBOR-BBA	3.87%	53,616
Capital Services, Inc.

Total								$4,413,366

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 disclosures based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/09

			Termi-			Unrealized
Swap		Notional	nation	Fixed payments received (paid)	Total return received by	appreciation/
counterparty		amount	date	by fund per annum	or paid by fund	(depreciation)
Deutsche Bank AG
	EUR	1,242,000	3/27/14	1.785%	Eurostat Eurozone HICP	$7,316
					excluding tobacco

Goldman Sachs
International
	EUR	2,070,000	4/30/13	2.375%	French Consumer Price	115,926
					Index excluding tobacco

	EUR	2,070,000	4/30/13	(2.41%)	Eurostat Eurozone HICP	(125,772)
					excluding tobacco

	EUR	2,070,000	5/6/13	2.34%	French Consumer Price	111,689
					Index excluding tobacco

	EUR	2,070,000	5/6/13	(2.385%)	Eurostat Eurozone HICP	(122,480)
					excluding tobacco

	EUR	1,640,000	4/23/14	1.67%	Eurostat Eurozone HICP	(20,335)
					excluding tobacco

	EUR	1,242,000	4/14/14	1.835%	Eurostat Eurozone HICP	(1,024)
					excluding tobacco

		$4,700,000	5/18/10	(0.25%)	USA Non Revised	95,410
					Consumer Price Index —
					Urban (CPI-U)

Total						$60,730

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/09					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX CMBX BBB Index	—	$166	$242,000	10/12/52	(134 bp)	$190,788

Financial Security Assurance Holdings,	Baa1	—	25,000	12/20/12	95 bp	(3,764)
Ltd, 6.4%, 12/15/66

Marsh & Mclennan Co. Inc., 5 3/8%,	—	—	140,000	3/20/12	(95 bp)	(1,673)
7/15/14

Barclays Bank PLC
DJ CDX NA IG Series 12 Version 1 Index	—	(69,015)	1,830,000	6/20/14	(100 bp)	(57,319)

Citibank, N.A.
Marsh & Mclennan Co. Inc., 5 3/8%,	—	—	75,000	9/20/14	(105 bp)	(1,799)
7/15/14

Mohawk Industries, Inc., 7.2%, 4/15/12	—	—	575,000	3/20/16	(140 bp)	26,603

Credit Suisse International
DJ CMB NA CMBX AAA Index	—	(680,516)	4,344,000	2/17/51	(35 bp)	287,900

DJ CMB NA CMBX AAA Index	—	(147,332)	1,089,000	2/17/51	(35 bp)	95,441

General Electric Capital Corp., 5 5/8%,	Aa2	—	135,000	12/20/13	530 bp	18,968
9/15/17

Deutsche Bank AG
Cadbury Schweppes US Finance LLC, 5	—	—	560,000	12/20/13	(86 bp)	(7,268)
1/8%, 10/1/13

DJ CDX NA IG Series 13 Version 1 Index	—	—	3,251,000	12/20/14	(100 bp)	11,017

General Electric Capital Corp., 6%,	Aa2	—	275,000	9/20/13	109 bp	(6,459)
6/15/12

Genworth Financial Inc., 5 3/4%, 6/15/14	—	—	515,000	6/20/18	(143 bp)	99,406

India Government Bond, 5 7/8%, 1/2/10	Ba2	—	370,000	1/11/10	170 bp	3,266

Korea Monetary STAB Bond, 5.15%,	A2	—	480,000	2/19/10	153 bp	2,013
2/12/10

Korea Monetary STAB Bond, 5.45%,	A	—	695,000	2/1/10	139 bp	586
1/23/10

Reynolds American, Inc., 7 5/8%, 6/1/16	—	—	1,705,000	6/20/13	(105 bp)	33,357

Goldman Sachs International
DJ CDX NA CMBX AAA Index	AAA	4,389	120,000	3/15/49	7 bp	(13,910)

DJ CMB NA CMBX AAA Index	—	(143,720)	1,729,000	2/17/51	(35 bp)	245,204

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/09 cont.					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
DJ CDX NA IG Series 13 Version 1 Index	—	$13,652	$9,549,000	12/20/14	(100 bp)	$49,991

DJ CMBX NA AAA Series 4 Version 1	AA+	1,958,739	5,016,000	2/17/51	35 bp	842,728
Index

Lexmark International, Inc., 5.9%, 6/1/13	—	—	105,000	6/20/13	(113 bp)	629

Merrill Lynch Capital Services, Inc.
D.R. Horton Inc., 7 7/8%, 8/15/11	—	—	170,000	9/20/11	(426 bp)	(8,738)

Morgan Stanley Capital Services, Inc.
DJ CMB NA CMBX AAA Index	AA+	214,166	1,973,500	2/17/51	35 bp	(225,829)

UBS, AG
Starwood Hotels & Resorts Worldwide,	—	—	1,740,000	6/20/12	(195 bp)	(2,002)
Inc., 7 7/8%, 5/1/12

Total						$1,579,136

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 30, 2009.

In September 2006, ASC 820 was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$7,698,268	$423,083

Corporate bonds and notes	—	34,254,843	—

Foreign government bonds and notes	—	10,828,760	—

Mortgage-backed securities	—	64,804,536	—

Municipal bonds and notes	—	332,158	—

Purchased options outstanding	—	3,109,854	—

Senior loans	—	523,393	—

U.S. Government and agency mortgage obligations	—	5,399,421	—

U.S. Treasury Obligations	—	1,349,195	—

Short-term investments	30,475,506	4,560,820	—

Totals by level	$30,475,506	$132,861,248	$423,083

	Level 1	Level 2	Level 3

Other financial instruments:	$(27,190)	$(7,353,716)	$66,723

Other financial instruments include futures, written options, TBA sale commitments, swaps, forward currency contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of October 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	October 31,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	October 31,
Investments in securities:	2008	premiums	(loss)	(depreciation) †	sales	Level 3	2009

Asset-backed securities	$582,941	$—	$(138,256)	$192,669	$(307,465)	$93,194	$423,083

Mortgage-backed securities	500,598	—	(4,949)	2,535	(6,510)	(491,674)	—

Totals:	$1,083,539	$—	$(143,205)	$195,204	$(313,975)	$(398,480)	$423,083

† Includes $(61,687) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for all securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	October 31,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	October 31,
	2008 ††	premiums	(loss)	(depreciation) †	sales	Level 3	2009 ††

Other financial instruments:	$74,807	$—	$—	$(8,084)	$—	$—	$66,723

† Includes $(8,084) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for all securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount receivable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $125,505,984)	$134,254,331
Affiliated issuers (identified cost $29,505,506) (Note 6)	29,505,506

Cash	146,302

Foreign currency (cost $28,579) (Note 1)	27,766

Interest and other receivables	1,796,601

Receivable for shares of the fund sold	418,240

Receivable for investments sold	16,426,634

Receivable for sales of delayed delivery securities
(Notes 1 and 7)	2,163,649

Unrealized appreciation on swap contracts (Note 1)	26,358,365

Receivable for variation margin (Note 1)	451,562

Unrealized appreciation on forward currency contracts
(Note 1)	553,316

Receivable for receivable purchase agreement (Note 2)	66,723

Premium paid on swap contracts (Note 1)	1,141,099

Total assets	213,310,094

LIABILITIES

Payable for compensation of Manager (Note 2)	176,042

Payable for investments purchased	23,057,808

Payable for purchases of delayed delivery securities
(Notes 1 and 7)	2,138,660

Payable for shares of the fund repurchased	184,398

Payable for investor servicing fees (Note 2)	19,739

Payable for custodian fees (Note 2)	25,066

Payable for Trustee compensation and expenses (Note 2)	91,375

Payable for administrative services (Note 2)	897

Payable for distribution fees (Note 2)	42,303

Unrealized depreciation on forward currency contracts
(Note 1)	447,627

Written options outstanding, at value (premiums
received $10,922,084) (Notes 1 and 3)	10,186,356

Premium received on swap contracts (Note 1)	2,320,505

Unrealized depreciation on swap contracts (Note 1)	20,305,133

TBA sale commitments, at value (proceeds
receivable $2,146,250) (Note 1)	2,146,875

Collateral on certain derivative contracts, at value (Note 1)	1,490,498

Other accrued expenses	193,719

Total liabilities	62,827,001

Net assets	$150,483,093

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$141,511,581

Undistributed net investment income (Note 1)	16,207,188

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(22,997,528)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	15,761,852

Total — Representing net assets applicable to
capital shares outstanding	$150,483,093

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($113,046,610 divided by 8,537,473 shares)	$13.24

Offering price per class A share (100/96.00 of $13.24)*	$13.79

Net asset value and offering price per
class B share ($8,143,731 divided by 617,095 shares)**	$13.20

Net asset value and offering price per
class C share ($4,451,409 divided by 337,148 shares)**	$13.20

Net asset value and redemption price per
class M share ($18,789,295 divided by 1,429,525 shares)	$13.14

Offering price per class M share (100/96.75 of $13.14)***	$13.58

Net asset value, offering price and redemption price per
class R share ($834,087 divided by 63,052 shares)	$13.23

Net asset value, offering price and redemption price per
class Y share ($5,217,961 divided by 393,831 shares)	$13.25

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/09

INVESTMENT INCOME

Interest (net of foreign tax of $13,392) (including
interest income of $26,268 from investments in
affiliated issuers) (Note 6)	$8,220,636

EXPENSES

Compensation of Manager (Note 2)	859,269

Investor servicing fees (Note 2)	250,421

Custodian fees (Note 2)	76,858

Trustee compensation and expenses (Note 2)	23,926

Administrative services (Note 2)	16,397

Distribution fees — Class A (Note 2)	222,280

Distribution fees — Class B (Note 2)	78,355

Distribution fees — Class C (Note 2)	34,364

Distribution fees — Class M (Note 2)	86,637

Distribution fees — Class R (Note 2)	2,579

Auditing	142,828

Other	112,203

Fees waived and reimbursed by Manager (Note 2)	(394,878)

Total expenses	1,511,239

Expense reduction (Note 2)	(2,226)

Net expenses	1,509,013

Net investment income	6,711,623

Net realized gain on investments (Notes 1 and 3)	5,406,748

Net realized loss on swap contracts (Note 1)	(14,048,787)

Net realized gain on futures contracts (Note 1)	475,990

Net realized gain on foreign currency transactions (Note 1)	1,145,675

Net realized gain on written options (Notes 1 and 3)	222,893

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	4,460,649

Net unrealized appreciation of investments, futures
contracts, swap contracts, written options, receivable
purchase agreement, and TBA sale commitments
during the year	32,861,164

Net gain on investments	30,524,332

Net increase in net assets resulting from operations	$37,235,955

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	10/31/09	10/31/08

Operations:

Net investment income	$6,711,623	$7,232,990

Net realized gain (loss) on investments and
foreign currency transactions	(6,797,481)	2,154,860

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	37,321,813	(29,993,978)

Net increase (decrease) in net assets
resulting from operations	37,235,955	(20,606,128)

Distributions to shareholders (Note 1):

From ordinary income
Net investment income
Class A	(6,061,630)	(5,804,158)

Class B	(473,014)	(576,836)

Class C	(208,016)	(225,169)

Class M	(1,143,549)	(975,735)

Class R	(34,716)	(28,158)

Class Y	(330,898)	(371,685)

Increase in capital from settlement payments	6,167	—

Redemption fees (Note 1)	12,316	59,041

Increase (decrease) from capital share
transactions (Note 4)	(5,717,556)	26,898,328

Total increase (decrease) in net assets	23,285,059	(1,630,500)

NET ASSETS

Beginning of year	127,198,034	128,828,534

End of year (including undistributed net
investment income of $16,207,188 and
$12,204,611, respectively)	$150,483,093	$127,198,034

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and						Net asset		Net assets,	Ratio of expenses	investment income	Portfolio
	Net asset value,	Net investment	unrealized gain (loss)	Total from investment	From net		Redemption	Non-recurring	value, end of	Total return at net	end of period	to average	(loss) to average	turnover
Period ended	beginning of period	income (loss) a	on investments	operations	investment income	Total distributions	fees	reimbursements	period	asset value (%) b	(in thousands)	net assets (%) c,d	net assets (%) c	(%) e

Class A
October 31, 2009	$10.47	.62	2.91	3.53	(.76)	(.76)	— f	— f,g	$13.24	35.39	$113,047	1.14	5.57	203.18
October 31, 2008	12.68	.62	(2.16)	(1.54)	(.68)	(.68)	.01	—	10.47	(12.79)	90,998	1.13	4.96	181.55
October 31, 2007	12.12	.47	.57	1.04	(.48)	(.48)	— f	—	12.68	8.76	91,616	1.16	3.82	103.10
October 31, 2006	12.18	.37 h	.22	.59	(.65)	(.65)	— f	—	12.12	5.01	87,210	1.17 h	3.04 h	97.83
October 31, 2005	12.73	.38	(.42)	(.04)	(.51)	(.51)	— f	—	12.18	(.39)	98,198	1.22	2.96	197.70

Class B
October 31, 2009	$10.44	.52	2.92	3.44	(.68)	(.68)	— f	— f,g	$13.20	34.38	$8,144	1.89	4.77	203.18
October 31, 2008	12.64	.53	(2.14)	(1.61)	(.59)	(.59)	— f	—	10.44	(13.40)	9,559	1.88	4.24	181.55
October 31, 2007	12.08	.37	.57	.94	(.38)	(.38)	— f	—	12.64	7.97	10,644	1.91	3.09	103.10
October 31, 2006	12.13	.28 h	.23	.51	(.56)	(.56)	— f	—	12.08	4.31	15,238	1.92 h	2.37 h	97.83
October 31, 2005	12.69	.28	(.42)	(.14)	(.42)	(.42)	— f	—	12.13	(1.23)	23,480	1.97	2.20	197.70

Class C
October 31, 2009	$10.44	.53	2.91	3.44	(.68)	(.68)	— f	— f,g	$13.20	34.38	$4,451	1.89	4.82	203.18
October 31, 2008	12.65	.53	(2.15)	(1.62)	(.59)	(.59)	— f	—	10.44	(13.45)	3,887	1.88	4.21	181.55
October 31, 2007	12.09	.38	.56	.94	(.38)	(.38)	— f	—	12.65	7.96	2,830	1.91	3.07	103.10
October 31, 2006	12.14	.27 h	.24	.51	(.56)	(.56)	— f	—	12.09	4.32	2,712	1.92 h	2.28 h	97.83
October 31, 2005	12.70	.29	(.43)	(.14)	(.42)	(.42)	— f	—	12.14	(1.19)	2,699	1.97	2.22	197.70

Class M
October 31, 2009	$10.40	.58	2.89	3.47	(.73)	(.73)	— f	— f,g	$13.14	35.00	$18,789	1.39	5.30	203.18
October 31, 2008	12.60	.58	(2.13)	(1.55)	(.65)	(.65)	— f	—	10.40	(13.01)	16,798	1.38	4.70	181.55
October 31, 2007	12.04	.43	.58	1.01	(.45)	(.45)	— f	—	12.60	8.54	20,088	1.41	3.58	103.10
October 31, 2006	12.10	.34 h	.22	.56	(.62)	(.62)	— f	—	12.04	4.79	21,974	1.42 h	2.81 h	97.83
October 31, 2005	12.66	.34	(.42)	(.08)	(.48)	(.48)	— f	—	12.10	(.73)	25,065	1.47	2.70	197.70

Class R
October 31, 2009	$10.46	.59	2.91	3.50	(.73)	(.73)	— f	— f,g	$13.23	35.10	$834	1.39	5.31	203.18
October 31, 2008	12.67	.59	(2.15)	(1.56)	(.65)	(.65)	— f	—	10.46	(13.01)	527	1.38	4.69	181.55
October 31, 2007	12.12	.44	.56	1.00	(.45)	(.45)	— f	—	12.67	8.42	422	1.41	3.52	103.10
October 31, 2006	12.17	.32 h	.25	.57	(.62)	(.62)	— f	—	12.12	4.86	127	1.42 h	2.67 h	97.83
October 31, 2005	12.74	.36	(.44)	(.08)	(.49)	(.49)	— f	—	12.17	(.74)	70	1.47	2.72	197.70

Class Y
October 31, 2009	$10.48	.64	2.92	3.56	(.79)	(.79)	— f	— f,g	$13.25	35.69	$5,218.89		5.78	203.18
October 31, 2008	12.70	.66	(2.18)	(1.52)	(.71)	(.71)	.01	—	10.48	(12.61)	5,429.88		5.24	181.55
October 31, 2007	12.13	.50	.58	1.08	(.51)	(.51)	— f	—	12.70	9.12	3,228.91		4.06	103.10
October 31, 2006	12.18	.40 h	.23	.63	(.68)	(.68)	— f	—	12.13	5.34	2,517	.92 h	3.31 h	97.83
October 31, 2005 †	12.31	.03	(.10)	(.07)	(.06)	(.06)	— f	—	12.18	(.61) *	3,529	.07 *	.24 *	197.70

* Not annualized.

† For the period October 4, 2005 (commencement of operations) to October 31, 2005.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Class A	0.32%	0.33%	0.34%	0.31%	0.14%

Class B	0.32	0.33	0.34	0.31	0.14

Class C	0.32	0.33	0.34	0.31	0.14

Class M	0.32	0.33	0.34	0.31	0.14

Class R	0.32	0.33	0.34	0.31	0.14

Class Y	0.32	0.33	0.34	0.31	0.02

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement received from Millenium Partners, L.P., Millenium Management, L.L.C. and Millenium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

h Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

48	49

Notes to financial statements 10/31/09

Note 1: Significant accounting policies

Putnam Global Income Trust (the “fund”), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek high current income by investing in a portfolio primarily consisting of investment-grade securitized debt instruments and other obligations of companies and governments worldwide, including supranational issuers, that have intermediate- to long-term maturities. The fund’s secondary objectives are preservation of capital and long-term total return, but only to the extent that these are consistent with the objective of seeking high current income. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, December 14, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $40,000,000 on Purchased options contracts for the year ended October 31, 2009. See Note 3 for the volume of Written options contracts activity for the year ended October 31, 2009. The fund had an average contract amount of approximately 700 Futures contracts for the year ended October 31, 2009.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on Forward currency contracts at the year ended October 31, 2009 are indicative of the volume of activity during the period.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on Total return swap contracts at the year ended October 31, 2009 are indicative of the volume of activity during the period.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk , is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,472,400,000 on Interest rate swap contracts for the year ended October 31, 2009.

I) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $46,000,000 on Credit default swap contracts for the year ended October 31, 2009.

J) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $639,936 at October 31, 2009. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At October 31, 2009, the fund had net liability position of $6,286,942 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,818,204.

K) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC  740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At October 31, 2009, the fund had a capital loss carryover of $20,215,258 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$3,236,861	October 31, 2010

249,360	October 31, 2014

1,885,328	October 31, 2015

4,190,948	October 31, 2016

10,652,761	October 31, 2017

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, the expiration of a capital loss carryover, realized gains and losses on certain futures contracts, income on swap contracts, interest only securities and receivable purchase agreements. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2009, the fund reclassified $5,542,777 to increase undistributed net investment income and $1,120,344 to decrease paid-in-capital, with an increase to accumulated net realized losses of $4,422,433.

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2009 were as follows:

Unrealized appreciation	$15,222,264
Unrealized depreciation	(8,586,570)

Net unrealized appreciation	6,635,694
Undistributed ordinary income	19,673,939
Capital loss carryforward	(20,215,258)

Cost for federal income tax purposes	$157,124,143

Note 2: Management fee, administrative services
and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management had further agreed to waive fees and reimburse expenses of the fund for the period from July 1, 2008 through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

During the year ended October 31, 2009, the fund’s expenses were reduced by $323,547 as a result of the lower of the limits specified above.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended October 31, 2009, the fund’s expenses were reduced by $22,563 as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.562% of the fund’s average net assets. During the year ended October 31, 2009, the fund’s expenses were reduced by $48,768 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (“Agreements”) with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $290,270 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam

Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended October 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended October 31, 2009, the fund’s expenses were reduced by $2,226 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $106, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,639 and $4,220 from the sale of class A and class M shares, respectively, and received $6,733 and $367 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $8 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended October 31, 2009, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $229,322,047 and $243,518,405, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended October 31, 2009 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options outstanding
at beginning of year	USD	13,871,000	$491,706
	EUR	—	$—

Options opened	USD	183,769,400	10,608,493
	EUR	7,330,000	321,008

Options exercised	USD	—	—
	EUR	—	—

Options expired	USD	(5,962,000)	(178,115)
	EUR	—	—

Options closed	USD	—	—
	EUR	(7,330,000)	(321,008)

Written options outstanding
at end of year	USD	191,678,400	$10,922,084
	EUR	—	$—

Note 4: Capital shares

At October 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/09		Year ended 10/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	2,171,175	$25,612,000	4,376,689	$55,684,614

Shares issued in
connection with
reinvestment of
distributions	472,191	5,246,739	409,026	5,059,650

	2,643,366	30,858,739	4,785,715	60,744,264

Shares
repurchased	(2,793,974)	(29,926,705)	(3,320,921)	(40,847,725)

Net increase
(decrease)	(150,608)	$932,034	1,464,794	$19,896,539

	Year ended 10/31/09		Year ended 10/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	145,796	$1,682,985	730,943	$9,290,110

Shares issued in
connection with
reinvestment of
distributions	35,777	390,904	39,503	488,018

	181,573	2,073,889	770,446	9,778,128

Shares
repurchased	(480,017)	(5,196,445)	(696,747)	(8,626,622)

Net increase
(decrease)	(298,444)	$(3,122,556)	73,699	$1,151,506

	Year ended 10/31/09		Year ended 10/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	127,495	$1,526,683	327,120	$4,179,325

Shares issued in
connection with
reinvestment of
distributions	15,968	177,040	14,376	177,230

	143,463	1,703,723	341,496	4,356,555

Shares
repurchased	(178,529)	(1,907,194)	(193,046)	(2,302,711)

Net increase
(decrease)	(35,066)	$(203,471)	148,450	$2,053,844

	Year ended 10/31/09		Year ended 10/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	184,527	$1,972,255	332,773	$4,053,852

Shares issued in
connection with
reinvestment of
distributions	8,248	90,360	10,026	123,581

	192,775	2,062,615	342,799	4,177,433

Shares
repurchased	(378,244)	(4,314,320)	(322,283)	(4,023,388)

Net increase
(decrease)	(185,469)	$(2,251,705)	20,516	$154,045

	Year ended 10/31/09		Year ended 10/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	35,316	$426,060	25,931	$325,120

Shares issued in
connection with
reinvestment of
distributions	3,045	33,907	2,277	28,080

	38,361	459,967	28,208	353,200

Shares
repurchased	(25,690)	(274,855)	(11,110)	(141,211)

Net increase	12,671	$185,112	17,098	$211,989

	Year ended 10/31/09		Year ended 10/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	145,740	$1,731,363	452,247	$5,756,139

Shares issued in
connection with
reinvestment of
distributions	29,269	320,052	30,007	371,544

	175,009	2,051,415	482,254	6,127,683

Shares
repurchased	(299,269)	(3,308,385)	(218,352)	(2,697,278)

Net increase
(decrease)	(124,260)	$(1,256,970)	263,902	$3,430,405

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of October 31, 2009:

Market values of derivative instruments as of October 31, 2009

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$2,034,615	Payables	$1,606,008

Foreign exchange contracts	Receivables	553,316	Payables	447,627

Interest rate contracts	Investments, Receivables,		Payables, Net assets —
	Net assets — Unrealized		Unrealized appreciation /
	appreciation/(depreciation)	27,773,153*	(depreciation)	30,431,626*

Total		$30,361,084		$32,485,261

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended October 31, 2009 (see Note 1):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(4,852,087)	$(4,852,087)

Foreign exchange contracts	—	—	1,236,784	—	1,236,784

Interest rate contracts	(32,220)	475,990	—	(9,196,700)	(8,752,930)

Total	$(32,220)	$475,990	$1,236,784	$(14,048,787)	$(12,368,233)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$1,624,926	$1,624,926

Foreign exchange contracts	—	—	4,350,718	—	4,350,718

Interest rate contracts	1,995,581	925,201	—	7,819,667	10,740,449

Total	$1,995,581	$925,201	$4,350,718	$9,444,593	$16,716,093

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $26,268 for the year ended October 31, 2009. During the year ended October 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $63,393,040 and $33,887,534, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At its July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which was submitted to shareholders for approval at a meeting held on November 19, 2009. This meeting was adjourned until December 18, 2009 and is subject to further adjournments. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam funds, rather than only the assets of the fund.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.